UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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Definitive Proxy Statement

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Soliciting Material Under Rule 14a-12

Avanos Medical, Inc.

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20	NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT
20

1
2
3
4
COOLIEF
COOLIEF*
COOLIEF*
Cooled Radiofrequency Treatment
STOP ALL

April 30, 2020 9:00 a.m. Eastern time
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

Company Overview
Avanos Medical, Inc. is a medical technology company focused on delivering clinically superior breakthrough medical device solutions to improve patients’ quality of life. Headquartered in Alpharetta, Georgia, Avanos is committed to addressing some of today’s most important healthcare needs, such as reducing the use of opioids while helping patients move from surgery to recovery. We develop, manufacture and market clinically superior solutions in more than 90 countries.

Our Two Portfolios
PAIN MANAGEMENT	CHRONIC CARE
• comprised of acute pain and interventional pain, which is focused on improving patient outcomes and reducing opioid usage • Avanos is a leader in non-opioid pain therapies
•
comprised of digestive health and respiratory health solutions focused on improving patient outcomes and increasing patient safety

•
Avanos has market-leading positions and clinically preferred solutions across its key product offerings, with a strong brand portfolio

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004

MESSAGE FROM OUR CEO
March 20, 2020
FELLOW
STOCKHOLDERS,
It is my pleasure to invite you to the Annual Meeting of Stockholders of Avanos Medical, Inc. (the “Company”). The meeting will be held on Thursday, April 30, 2020, at 9:00 a.m. Eastern time at the Company’s headquarters located at 5405 Windward Parkway, Alpharetta, Georgia 30004.
At the Annual Meeting, stockholders will be asked to
•
elect two directors for a three-year term,

•
ratify the selection of the Company’s independent auditors,

•
approve the compensation for our named executive officers, and

•
approve amendments to our Certificate of Incorporation to declassify our Board of Directors.

These matters are fully described in the accompanying Notice of Annual Meeting and proxy statement.
Your vote is important. Regardless of whether you plan to attend the meeting, we urge you to vote your shares as soon as possible. You may vote using the included proxy card by completing, signing, and dating it, then returning it by mail. You may also vote your shares by using the telephone or internet by following the instructions set forth on the proxy card. Additional information about voting your shares is included in the proxy statement.
Sincerely,
Joseph F. Woody
Chief Executive Officer

Avanos Medical, Inc.
Notice of 2020 Annual Meeting of Stockholders
To Be Held on April 30, 2020
WHEN
Thursday, April 30, 2020 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on March 2, 2020 are entitled to notice of and to vote at the meeting

Matters to Be Voted on at the Annual Meeting
Proposals
1 To elect as directors the two nominees named in the accompanying proxy statement for a three-year term;	4 To approve amendments to our Certificate of Incorporation to declassify our Board of Directors; and
2 To ratify the selection of Deloitte & Touche LLP as our independent auditors for 2020;	5 To take action upon any other business that may properly come before the meeting or any adjournments of the meeting.
3 To approve a non-binding resolution to approve the compensation of our named executive officers;

Stockholders of record at the close of business on March 2, 2020, are entitled to notice of and to vote at the meeting or any adjournments.
It is important that your shares be represented at the meeting. I urge you to vote promptly by using the telephone or internet or by signing, dating, and returning the enclosed proxy card.
To attend in person, please register by following the instructions on page 12.
If you plan to attend the meeting, we ask that you nevertheless vote promptly by using the telephone or internet or by signing, dating, and returning the enclosed proxy card. You may revoke your proxy and vote your shares in person if you would like to do so.
By Order of the Board of Directors.
Ross Mansbach
Vice President — Deputy General Counsel and Corporate Secretary

March 20, 2020
Important Notice Regarding Availability of Proxy Materials for the Stockholders Meeting to be held on April 30, 2020
This proxy statement along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, are available at www.proxyvote.com.

PROXY STATEMENT

1	2020 PROXY STATEMENT SUMMARY
9	INFORMATION ABOUT OUR ANNUAL MEETING
9	How We Provide Proxy Materials
9	Who May Vote
10	How To Vote
10	Effect of Not Instructing Your Broker
10	How Withhold Votes and Abstentions will be Counted
11	How to Revoke or Change Your Vote
11	Votes Required
12	Attending the Annual Meeting
12	Costs of Solicitation
13	CORPORATE GOVERNANCE
13	Board Leadership Structure
14	Director Independence
14	Board Meetings
14	Board Committees
19	Communicating with Directors
20	Other Corporate Governance Policies and Practices
22	PROPOSAL 1. ELECTION OF DIRECTORS
22	Process and Criteria for Nominating Directors
24	Committee Review of Attributes of Current Directors
24	Diversity of Directors
24	The Nominees
26	Directors Continuing in Office
31	Director Compensation
32	2019 Outside Director Compensation
33	PROPOSAL 2. RATIFICATION OF AUDITORS
34	Principal Accounting Firm Fees
34	Audit Committee Approval of Audit and Non-Audit Services
35	Audit Committee Report
36	PROPOSAL 3. ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
37	COMPENSATION DISCUSSION AND ANALYSIS
38	Compensation Executive Summary
40	Committee Consideration of Stockholder Advisory Votes on Compensation
42	Executive Compensation Objectives and Policies
42	Executive Compensation Design Philosophy and Guiding Principles
43	Components of Our Executive Compensation Program
44	Setting Annual Compensation
46	Executive Compensation for 2019
51	Benefits and Other Compensation
52	Executive Compensation for 2020
52	Additional Information About Our Compensation Practices
55	Compensation Committee Report
56	Analysis of Compensation-Related Risks
57	COMPENSATION TABLES
57	Summary Compensation Table
60	Grants of Plan-Based Awards Table
61	Discussion of Summary Compensation and Plan-Based Awards Tables
61	Outstanding Equity Awards
64	Option Exercises and Stock Vested
64	Pension Benefits
64	Nonqualified Deferred Compensation
65	Potential Payments on Termination or Change of Control
70	Ratio of CEO Compensation to Median Employee Compensation
71	PROPOSAL 4. APPROVAL OF AMENDMENTS TO OUR CERTIFICATE OF INCORPORATION
71	Current Classified Board Structure
71	Reasons for Declassifying the Board of Directors
72	Implementation of Declassification
73	OTHER INFORMATION
73	Security Ownership Information
75	Section 16(a) Beneficial Ownership Reporting Compliance
75	Transactions with Related Persons
75	Stockholders Sharing the Same Household
76	2021 Stockholder Proposals
76	Stockholder Nominations for Board of Directors
77	Annual Meeting Advance Notice Requirements
77	Annual Report
78	OTHER MATTERS TO BE PRESENTED AT THE MEETING
A-1	APPENDIX A – RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
B-1	APPENDIX B – AMENDMENTS TO CERTIFICATE OF INCORPORATION OF AVANOS MEDICAL, INC.

2020 PROXY STATEMENT SUMMARY
This summary represents only selected information. You should review the entire proxy statement before voting.
Avanos Medical, Inc. 2020 Annual Meeting of Stockholders
WHEN
Thursday, April 30, 2020 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004
RECORD DATE
Stockholders of record at the close of business on March 2, 2020 are entitled to notice of and to vote at the meeting

MATTERS TO BE VOTED ON AT THE ANNUAL MEETING
Proposal	Description	Board Recommendation	See page
1. Election of Directors	Election of Heidi Kunz and Joseph Woody to serve three-year terms expiring at the 2023 Annual Meeting of Stockholders	FOR both nominees	22
2. Ratification of Appointment of Auditors	Ratification of the appointment of Deloitte & Touche LLP as our independent auditors for 2020	FOR	33
3. Say-on-Pay	Stockholder advisory vote on the compensation of our named executive officers	FOR	36
4. Amendments to our Certificate of Incorporation	Amendments to our Certificate of Incorporation to declassify our Board of Directors.	FOR	71
2020 Notice and Proxy Statement▲1

2020 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 1. ELECTION OF DIRECTORS

Information about the two nominees for director is included below.
The Governance Committee of the Board of Directors has reviewed the individual director attributes and contributions of these nominees, and the Board of Directors unanimously recommends that stockholders vote FOR the election of each of these nominees.

Name and Occupation	Committee Roles	Independent	Experience Highlights
Heidi Kuntz	• Audit Committee (Chair) • Governance Committee • Executive Committee
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Executive leadership as chief financial officer

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Financial literacy and experience in finance and accounting

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Knowledge of, and experience in, the healthcare industry

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International experience

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Governance and public company board experience

• Retired Executive Vice President and Chief Financial Officer of Blue Shield of California
Joseph F. Woody	• Executive Committee
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Executive leadership experience as our chief executive officer

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Knowledge of, and experience in, healthcare industry

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Significant acquisition and integration experience

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International experience

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Public company board experience

• Chief Executive Officer of Avanos Medical, Inc.

▲ PROPOSAL 2. Ratification of Appointment of Auditors

For 2020, the Audit Committee has selected Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm to audit our financial statements. The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and its stockholders
The Board of Directors unanimously recommends voting FOR the ratification of Deloitte as our independent auditors.

2▲2020 Notice and Proxy Statement

2020 PROXY STATEMENT SUMMARY
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▲ PROPOSAL 3. Say-on-Pay

Our 2019 say-on-pay proposal passed, but the vote was lower than in prior years. In response, our Compensation Committee (“Committee”) and management evaluated our executive compensation program with input from the Committee’s independent compensation consultant. As part of that evaluation, management and members of the Committee reached out to stockholders owning in excess of 90 percent of our common stock to seek their views on our executive compensation program, and we received feedback from stockholders representing approximately 63 percent of our common stock.
During the engagement process, the majority of stockholders generally expressed support for our executive compensation program and generally did not have a disagreement with the core philosophy and design of our executive compensation program. In the Compensation Discussion and Analysis section of this proxy statement, though, we describe the constructive feedback we did receive from our stockholders and the responsive action our Compensation Committee took in light of the feedback, including modifying the Company’s peer group to delete larger companies (by revenue) and add smaller companies (by revenue).
Based in part on input from the Committee’s independent compensation consultant and the changes made in light of stockholder feedback, the Committee believes that the Company’s executive compensation program, including the program as applied to the named executive officers in 2019, appropriately:
•
incents management,

•
reflects the objective of pay-for-performance, and

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is generally aligned with our overall business strategy, values, and management initiatives.

The Committee further believes that the executive compensation program is aligned with stockholder interests.
The Board of Directors unanimously recommends an advisory vote FOR the compensation of our named executive officers.

▲ PROPOSAL 4. Amendments to Certificate of Incorporation

We are proposing to amend our Certificate of Incorporation to declassify our Board of Directors (“Declassification Amendment”). This will allow our stockholders to vote on the election of our entire Board of Directors each year, rather than on a staggered basis as with our current classified board structure.
The Board of Directors considered a number of factors that favor continuing with a classified board structure, as well as a number of factors that favor adopting a declassified board structure. After weighing the factors, the Board of Directors determined that eliminating our classified board structure would be in the best interests of the Company and its stockholders.
If the stockholders approve the Declassification Amendment, there will be an implementation period. To comply with Delaware law, the Declassification Amendment would not change the unexpired three-year terms of directors elected prior to the effectiveness of the Amendment, including those elected at the 2020 Annual Meeting. Consequently, the first annual meeting when stockholders would be able to vote for the election of our entire Board of Directors at one time will be the 2023 Annual Meeting.
The Board of Directors recommends voting FOR the Declassification Amendment.

2020 Notice and Proxy Statement▲3

2020 PROXY STATEMENT SUMMARY
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HOW TO VOTE
Shareholders of Record		Beneficial Owners
Have your proxy card in hand and follow the instructions.
If you are a beneficial owner and your shares are held by a bank, broker or other nominee, you should follow the instructions provided to you by that firm.
Although most banks and brokers now offer voting by mail, telephone and Internet, availability and specific procedures will depend on their voting arrangements.

BY TELEPHONE	Dial toll-free, 24/7 1-800-690-6903
BY INTERNET	Visit, 24/7 www.proxyvote.com
BY MAIL	Complete, date and sign your proxy card and send by mail in the enclosed postage-paid envelope
IN PERSON	Attend the annual meeting and cast your ballot
The deadline to vote by phone or electronically is 11:59 p.m. Eastern time on April 29, 2020. If you vote by phone or electronically, you do not need to return a proxy card.
4▲2020 Notice and Proxy Statement

2020 PROXY STATEMENT SUMMARY
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Board of Directors Overview
Director and Principal Occupation	Age	Director since	Independent	Committee Membership
				Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford Former Chairman and CEO, Universal Hospital Services	62	2014
John P. Byrnes Former Chairman and CEO, Lincare Holdings, Inc.	61	2014
Ronald W. Dollens Former President and CEO, Guidant Corporation	73	2014
William A. Hawkins Former President and CEO, Medtronic, Inc.	66	2015
Heidi Kunz Former Executive Vice President and CFO, Blue Shield of California	65	2014
Patrick J. O’Leary Former Executive Vice President and CFO, SPX Corporation	62	2014
Maria Sainz CEO, Aegea Medical	54	2015
Julie Shimer, Ph.D. Former CEO, Welch Allyn, Inc.	67	2014
Joseph F. Woody CEO, Avanos Medical, Inc.	54	2017
Number of Meetings in 2019			Board — 9	5	6	5	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert
2020 Notice and Proxy Statement▲5

2020 PROXY STATEMENT SUMMARY
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Gender Diversity

3
6
33%
women

Independence (NYSE Standards)

Our CEO
1
8
89%
independent

Audit Committee Expertise (SEC)

100%
3 financial experts on Audit Committee
3

Director Age

- Average age **62.7 years**
- Median age 62 years

50 - 59 YRS	60 - 69 YRS	70+ YRS
22%	67%	11%

Corporate Governance Highlights
The Company believes that there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices.

8 of our 9 directors are independent, including all members of our board committees	Global Code of Conduct for directors and employees
Separate Chairman and CEO roles	Active stockholder engagement
3 out of 9 directors are women	Board responsibility for risk oversight
Board composition is diverse in age, skills and experience	Periodic review of long-term management development and succession plans
Independent directors regularly meet without management present	Commitment to Corporate Social Responsibility, diversity and inclusion and environmental stewardship
6▲2020 Notice and Proxy Statement

2020 PROXY STATEMENT SUMMARY
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Corporate Citizenship Highlights
Being a good corporate citizen means that our care extends beyond the patients who benefit from our products. We’re also committed to operating ethically and responsibly, complying with all applicable regulations around the world. We partner with suppliers who mirror our integrity by offering quality products, while operating safely and sustainably.
Our commitment to corporate citizenship is also reflected in our strong stand on opioid abuse — an epidemic with far-reaching societal effects. Avanos is committed to helping reduce and eliminate opioid abuse by offering alternate methods of pain relief. We believe that by living our values and working collaboratively, we will achieve our vision at being the best at getting patients back to the things that matter.

0.13
2019 incident rate per 100 employees
96%
manufacturing waste diverted from landfills
56%
women among global salaried employees
31%
minorities among global salaried employees

2019 Business Highlights
•
In 2019, the Company’s (i) net sales were $698 million, a 7% increase over 2018 net sales; (ii) adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) totaled $93 million; and (iii) adjusted diluted earnings per share was $1.07. Please see Appendix A for reconciliations of non-GAAP financial measures.

•
In 2019, the Company made 3 acquisitions to enhance its business segments. For the Chronic Care business, the Company acquired (i) NeoMed, Inc., with its portfolio of enteral feeding and delivery solutions for neonatal and pediatric patients, and (ii) substantially all the assets of Endoclear LLC, a developer and marketer of patented airway management devices and accessories. For the Pain Management business, the Company acquired substantially all the assets of Summit Medical Products Inc., which develops and markets electronic ambulatory infusion pumps for postsurgical pain management.
•
Also in 2019, the Company continued its cost structure transformation with the deployment, globally, of a new IT system.

$698M
net sales
↑ 7%
sales growth
$93M
adjusted EBITDA
$1.07
adjusted diluted EPS
3
acquisitions
$205M
cash on hand at year-end

Executive Compensation Highlights
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ target direct annual compensation for 2019. To further align the financial interests of our executives with those of our stockholders, a majority of our executives’ target direct annual compensation for 2019 was equity-based.

2020 Notice and Proxy Statement▲7

2020 PROXY STATEMENT SUMMARY
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(1)
At Risk compensation includes all compensation other than Base Salary and All Other Compensation.

(2)
Excludes Mr. Ball’s relocation expenses and Mr. Tushar’s separation-related payments.

(3)
Represents performance-based restricted share units.

COMPENSATION PRACTICES AND POLICIES
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders.
WHAT WE DO
Pay for performance
Perform an annual compensation risk assessment
Utilize an independent compensation consultant
Require that change-in-control agreements contain a double trigger
Maintain stock ownership guidelines
Maintain a clawback policy on incentive payments in case of financial restatement
Benchmark our compensation practices to ensure executive compensation is consistent with our peer group
Cap short and long-term incentive payments at reasonable levels
WHAT WE DON’T DO
Maintain employment contracts
Provide excise tax gross-up on change-in-control payments
Allow repricing of underwater options without stockholder approval
Allow current payment of dividends or dividend equivalents on unearned long-term incentives
Allow executive officers to engage in hedging or pledging transactions

8▲2020 Notice and Proxy Statement

Information About Our
Annual Meeting
On behalf of the Board of Directors of Avanos Medical, Inc. (the “Company”), we are soliciting your proxy for use at the 2020 Annual Meeting of Stockholders, to be held:
WHEN
Thursday, April 30, 2020 9:00 a.m. Eastern Time
WHERE
Avanos Medical, Inc. 5405 Windward Parkway, Alpharetta, Georgia 30004.
RECORD DATE
Stockholders of record at the close of business on March 2, 2020 are entitled to notice of and to vote at the meeting

At the Annual Meeting, stockholders will vote on the following matters:
Proposals
1 The election of the two nominees named in this proxy statement as directors for a three-year term;	4 Amendments to the Avanos Medical, Inc. Certificate of Incorporation to declassify the Board of Directors; and
2 The ratification of the selection of Deloitte & Touche LLP as our independent auditors for 2020;	5 Any other business that may properly come before the meeting or any adjournments of the meeting.
3 A non-binding resolution to approve the compensation of our named executive officers;
Our Board of Directors recommends that you vote your shares FOR each of proposals one through four.
How We Provide Proxy Materials
We began providing our proxy statement and form of proxy to stockholders on March 20, 2020.
As Securities and Exchange Commission (“SEC”) rules permit, we are making our proxy statement and our annual report available to many of our stockholders via the internet rather than by mail. This reduces printing and delivery costs and supports our sustainability efforts. You may have received in the mail a “Notice of Electronic Availability” explaining how to access this proxy statement and our annual report on the internet and how to vote online. If you received this Notice but would like to receive a paper copy of the proxy materials, you should follow the instructions contained in the Notice for requesting these materials.

Who May Vote
If you were a stockholder of record at the close of business on the record date of March 2, 2020, you are eligible to vote at the meeting. Each share of our common stock that you own entitles you to one vote. Shares may not be voted cumulatively.
As of the record date, 47,755,911 shares of common stock were outstanding.
If your shares are held by a bank or brokerage firm, you are considered the “beneficial owner” of the shares held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded to you these proxy materials, along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to

2020 Notice and Proxy Statement▲9

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vote your shares with respect to “non-routine” items. In the case of non-routine items, your shares will be considered “broker non-votes” on those proposals.

How to Vote
If you are the record holder of shares of our common stock as of the record date, you may vote by using the telephone or internet, by completing and returning the enclosed proxy card by mail, or by voting in person at the meeting. To vote by telephone or internet, see the instructions on the proxy card and have the proxy card available when you place your telephone call or access the internet website. To vote your proxy by mail, or by voting in person at the meeting, mark your vote on the proxy card, then follow the instructions on the card to return it by mail.
If your shares are held in street name, please follow the instructions on the voting instruction card to vote your shares.
If you are the record holder of your shares and you attend the meeting, you may deliver your completed proxy card in person. Additionally, we will distribute written ballots to registered stockholders who wish to vote in person at the meeting. Beneficial owners of shares held in street name who wish to vote at the meeting will need to obtain a power of attorney or proxy from their record holder to do so.
If you return a completed and properly signed proxy card prior to the meeting, or if you vote by telephone or internet prior to the meeting, the persons named as proxies on the proxy card will vote your shares according to your directions. The voting results will be certified by independent Inspectors of Election.
If you are a stockholder of record and you sign and return your proxy card, or if you vote by using the telephone or internet, but you do not specify how you want to vote your shares, the persons named as proxies on the proxy card will vote your shares as follows:
•
FOR the election of directors named in this proxy statement;

•
FOR ratification of the selection of our independent auditors;

•
FOR approval of the compensation of our named executive officers; and

•
FOR the amendments to our Certificate of Incorporation.

If any other matters are properly presented at the Annual Meeting for consideration, the persons named as proxies on the proxy card will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

Effect of Not Instructing Your Broker
Routine Matters
If your shares are held in street name and you do not instruct the broker on how to vote your shares, your broker may choose to leave your shares unvoted or to vote your shares on routine matters. “Proposal 2. Ratification of Auditors” is the only routine matter on the agenda at this year’s Annual Meeting.

Non-Routine Matters
Without instructions from you on how to vote your shares, your broker cannot vote your shares on non-routine matters, including Proposals 1, 3, and 4, resulting in what are known as “broker non-votes.” Broker non-votes will not be considered present or entitled to vote on non-routine matters and will also not be counted for the purpose of determining the number of votes cast on these proposals.

How Withhold Votes and Abstentions Will Be Counted
Election of Directors
“Withhold” votes for the election of directors will be counted for the purpose of determining the number of votes cast and, in effect, as votes “against” a nominee.

10▲2020 Notice and Proxy Statement

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Other Proposals
Abstentions will be counted:
•
in determining the total number of shares entitled to vote on a proposal, and

•
as votes against a proposal

How to Revoke or Change Your Vote
If you are a stockholder of record, there are several ways to revoke or change your vote:
•
Mail a revised proxy card with a later date or a written notice of revocation with a later date to the Corporate Secretary of the Company (the revised proxy card or notice of revocation must be received by close of business on April 29, 2020). Use the following address:

Avanos Medical, Inc. Attn: Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, GA 30004
•
Use the telephone voting procedures or internet voting website (the revocation or change must be completed by 11:59 p.m. Eastern time on April 29, 2020).

•
Attend the meeting and vote in person. Please note that attendance at the meeting will not revoke a proxy if you do not actually vote at the meeting.

If you hold your shares in street name, the above options for changing your vote or revoking your instructions do not apply and you must follow the instructions received from your bank or broker to change your vote or revoke your proxy.

Votes Required
There must be a quorum to conduct business at the Annual Meeting, which is established by having a majority of the outstanding shares of our common stock present in person or represented by proxy. If you vote, your shares will be included in the number of shares to establish the quorum.
Abstentions (or “Withhold” votes for the elections of directors) or proxy cards returned without voting instructions and broker non-votes will be counted as present for the purpose of determining whether the quorum requirement is satisfied.

Proposal	Voting Policy
1 Election of directors	Plurality-plus
2 Ratification of appointment of auditors	Affirmative vote of a majority of shares present
3 Say-on-Pay	Affirmative vote of a majority of shares present
4 Amendments to our Certificate of Incorporation	Affirmative vote of a majority of shares present
Election of Directors
The Company has a “plurality-plus” voting policy for directors in uncontested elections. Under our “plurality-plus” voting policy, if any nominee for director receives a greater number of votes “withheld” than votes “for” such nominee in an uncontested election, he or she will promptly tender his or her resignation. The Governance Committee, without the participation of the director who tendered his or her resignation, will then take action to accept or reject the director’s resignation and submit its recommendation to the full Board of Directors. The full Board of Directors, without the participation of the director who tendered his or her resignation, will accept or reject the resignation within 90 days of the certification of the election results and, if it chooses not to accept the resignation, will promptly disclose its decision in a Form 8-K or other filing with the SEC. Further details about our “plurality plus” policy are included in our Corporate Governance Policies, which are available in the Investors’ section of our website at www.avanos.com.

2020 Notice and Proxy Statement▲11

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Other Proposals or Matters
Approval requires the affirmative vote of a majority of shares that are present at the Annual Meeting in person or by proxy and entitled to vote on the proposal.
If you are a stockholder of record and you do not sign and return a proxy card or vote by telephone or internet, your shares will not count toward the quorum requirement and will not affect the outcome of any proposal at the Annual Meeting.

Attending the Annual Meeting
If you are a stockholder of record, you or your duly appointed representative may attend the Annual Meeting in person. Returning your proxy card will not affect your right to attend the Annual Meeting and to vote in person. If you do plan to attend, we ask that you inform us electronically, by telephone, or by checking the appropriate box on your proxy form. This will assist us with meeting preparations and help to expedite your admittance.
If your shares are not registered in your own name and you would like to attend the meeting, please ask the broker, trust, bank or other nominee that holds your shares to provide you with written proof of your share ownership as of the record date. This will enable you to gain admission to the meeting.
If you need directions to the meeting, please contact Stockholder Services:
by phone	470-448-5000
by e-mail	stockholder.services@avanos.com
Please bring a driver’s license or other photo-identification with you to the meeting to facilitate admission to the meeting.

Costs of Solicitation
The Company will bear all costs of this proxy solicitation, including the cost of preparing, printing and delivering materials, and the out-of-pocket expenses of brokers, fiduciaries and other nominees who forward proxy materials to stockholders. In addition to mail and electronic means, our employees may solicit proxies by telephone or otherwise. Our employees will not receive additional compensation for such solicitations. We have retained D. F. King & Co., Inc., to aid in the solicitation at a cost of approximately $11,500 plus reimbursement of out-of-pocket expenses.

12▲2020 Notice and Proxy Statement

Corporate Governance
Our governance structure and processes are based on a number of important governance documents including our Code of Conduct, Certificate of Incorporation, Corporate Bylaws, Corporate Governance Policies and our Board Committee Charters. These documents, which are available in the Investor’s section of our website at www.avanos.com, guide the Board and our management in the execution of their responsibilities.
The Company believes that there is a direct connection between good corporate governance and long-term, sustained business success, and we believe it is important to uphold sound governance practices. As such, the Board reviews its governance practices and documents on an ongoing basis, and it considers changing regulatory requirements, governance trends, and issues raised by our stockholders. After careful evaluation, we may periodically make governance changes in view of these matters to maintain current good governance practices and promote stockholder value.
We believe we are in compliance with all applicable corporate governance requirements of the New York Stock Exchange (“NYSE”), the SEC, the Sarbanes-Oxley Act of 2002 and the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 that have become effective as of the date of this proxy statement.

Board Leadership Structure

Ronald Dollens has served as the Chairman of the Board (“Chairman”) since September 1, 2017. Around that time, the Company hired a new CEO, and the former Chairman and CEO retired from the Board. Given those circumstances, it was the Board’s view that separate Chairman and CEO roles promoted candid discourse and responsible corporate governance.

The Board, however, retains the discretion to combine the Chairman and CEO roles, and appoint an independent Lead Director, at any time if it deems that to be in the best interest of our Company and stockholders.

Consistent with this leadership structure, at least once a quarter our Chairman, who is an independent director, chairs executive sessions of our non-management directors. Members of the Company’s senior management team do not attend these sessions.
Ronald Dollens serves as our independent Chairman. Our Corporate Governance Policies outline the significant roles and responsibilities of the Chairman, which include:
•
Presiding over meetings of the Board and stockholders and providing perspective to the CEO regarding discussions at these meetings

•
Chairing executive sessions at which non-management directors meet outside management’s presence, and providing feedback from such sessions to the CEO

•
Serving as the Chair of the Executive Committee

•
Coordinating the activities of the independent directors and serving as a liaison between the independent directors, as a group, and the CEO
•
Approving agendas and schedules for Board meetings

•
Reviewing, approving, and revising materials for distribution to the Board, in connection with Board meetings or otherwise, as appropriate

•
Leading (with the Chairman of the Governance Committee) the annual Board evaluation

•
Leading (with the Chairman of the Compensation Committee) the Board’s review and discussion of the CEO’s performance and compensation

•
Providing feedback to individual directors following their periodic evaluations

•
Acting as a direct conduit to the Board for stockholders, employees, and others according to the Board’s policies

•
Assuming such other responsibilities that the Board may designate from time to time.

2020 Notice and Proxy Statement▲13

Corporate Governance
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Director Independence
We believe our independent board helps ensure good corporate governance and strong internal controls.
Our Corporate Governance Policies, as adopted by the Board, provide independence standards consistent with the rules and regulations of the SEC and the listing standards of the NYSE. Our independence standards can be found in Section 17 of our Corporate Governance Policies.
The Governance Committee of the Board has determined that all directors and nominees, except for Joseph Woody, are independent directors and meet the independence standards in our Corporate Governance Policies.

Board Meetings
9
Board meetings held in 2019
100%
of directors attended > 75% of Board and applicable committee meetings
100%
attendance at 2019 annual meeting of stockholders by all directors

The Board of Directors met 9 times in 2019. All of the directors attended in excess of 75 percent of the total number of meetings of the Board and the committees on which they served.
Although we do not have a formal policy with respect to director attendance at annual meetings, all directors attended the 2019 Annual Meeting, and we expect that all directors, including those standing for election, will be in attendance at the Annual Meeting on April 30, 2020.

Board Committees
In 2019, the standing committees of the Board included the:
•
Audit Committee

•
Compensation Committee

•
Compliance Committee

•
Governance Committee

•
Executive Committee

In compliance with applicable NYSE corporate governance listing standards, the Board has adopted charters for all Committees except the Executive Committee.
Our Committee charters are available in the Investors section of our website at www.avanos.com.
As set forth in our Corporate Governance Policies, and in the charter of each individual Committee, the Board’s Committees all have the authority to retain independent advisors and consultants, with all costs paid by the Company.

14▲2020 Notice and Proxy Statement

Corporate Governance
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		Committee Memberships
Director	Independent	Audit	Compensation	Compliance	Governance	Executive
Gary D. Blackford
John P. Byrnes
Ronald W. Dollens
William A. Hawkins
Heidi Kunz
Patrick J. O’Leary
Maria Sainz
Julie Shimer, Ph.D.
Joseph F. Woody
Committee meetings in 2019		5*	6	5*	5	0
Chairman of the Board	Committee Chair	Committee Member	Audit Committee financial expert
* Includes one joint session of the Audit and Compliance Committees
Audit Committee
MEMBERS Heidi Kunz Gary Blackford Patrick O’Leary	Meetings in 2019: 5 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include:
•
Overseeing:

–
the quality and integrity of our financial statements

–
our compliance programs in coordination with our Compliance Committee

–
our hedging strategies and policies

–
the independence, qualification, and performance of our independent auditors

–
the performance of our internal auditors

•
Selecting and engaging our independent auditors, subject to stockholder ratification

•
Pre-approving all audit and non-audit services that our independent auditors provide

•
Reviewing the scope of audits and audit findings, including any comments or recommendations of our independent auditors

•
Establishing policies for our internal audit programs

•
Overseeing our risk management program and receiving periodic reports from management on risk assessments, the risk management process, and issues related to the risks of managing our business

•
The Board has determined that all Audit Committee members are “audit committee financial experts” under SEC rules and regulations, satisfy the NYSE’s financial literacy requirements, and qualify as independent directors under our Corporate Governance Policies.

•
No member of the Audit Committee serves on the audit committees of more than three public companies. Under our Audit Committee charter and NYSE corporate governance listing standards, if a member were to serve on more than three such committees, the Board would then determine whether this situation impairs the member’s ability to serve effectively on our Audit Committee, and we would post information about this determination on the Investors section of our website at www.avanos.com.

AUDIT COMMITTEE REPORT
•
For additional information about the Audit Committee’s oversight activities with respect to our 2019 financial statements, see “Proposal 2. Ratification of Auditors — Audit Committee Report.”

2020 Notice and Proxy Statement▲15

Corporate Governance
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Compensation Committee
MEMBERS Julie Shimer John Byrnes William Hawkins Maria Sainz	Meetings in 2019: 6 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include:
•
Establishing and administering the policies governing annual compensation and long-term compensation, including stock option awards, restricted stock awards, and restricted share unit awards, such that the policies are designed to align compensation with our overall business strategy and performance

•
Setting, after an evaluation of his overall performance, the compensation level of the CEO

•
Determining, in consultation with the CEO, compensation levels and performance targets for our executive officers

•
Setting annual targets and certifying awards for corporate performance under our corporate incentive compensation plans

•
Advising the Board on outside director compensation

•
Overseeing:

–
leadership development for senior management and future senior management candidates

–
a periodic review of our long-term and emergency succession planning for the CEO and other key officer positions, in conjunction with our Board

–
key organizational effectiveness and engagement policies

•
Annually reviewing our compensation policies and practices for the purpose of mitigating risks arising from these policies and practices that could reasonably have a material adverse effect on the Company

Roles of the Committee and the CEO in
Compensation Decisions
Each year, the Committee reviews and approves the compensation of our named executive officers, including our CEO, and certain other non-executive officers who report directly to the CEO, and the chief technology officer (who reports to the CFO) (collectively, “Covered Officers”). The Committee’s charter does not permit the Committee to delegate to anyone the authority to establish any compensation policies or programs for the executive officers. With respect to officers other than the executive officers and the Covered Officers, our CEO has the authority to establish compensation programs and, subject to certain limits, to approve equity grants. However, only the Committee may make equity grants to our executive officers.
Our CEO makes a recommendation to the Committee each year on the appropriate target annual compensation for each of the other executive officers and Covered Officers. The Committee makes the final determination of the target annual compensation for each executive officer, including our CEO, as well as for the other Covered Officers. While our CEO and Chief Human Resources Officer typically each attend Committee meetings, none of the other executive officers is present during the portion of the Committee meetings when compensation for executive officers is set. In addition, neither our CEO nor our Chief Human Resources Officer is present during the portion of the Committee meetings when their compensation is set.
For additional information on the Committee’s processes and procedures for determining executive compensation, and for a detailed discussion of our compensation policies, see “Compensation Discussion and Analysis.”

16▲2020 Notice and Proxy Statement

Corporate Governance
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Use of Compensation Consultants
The Committee’s charter authorizes the Committee to retain advisors, including compensation consultants, to assist it in its work. The Committee believes that compensation consultants can provide important market information and perspectives that can help it determine compensation programs that best meet the objectives of our compensation policies. In selecting a consultant, the Committee evaluates the independence of the firm as a whole and of the individual advisors who will be working with the Committee.
The Committee retains an independent executive compensation consultant who, according to the Committee’s written policy, provides services solely to the Committee and not to the Company. The Committee’s consultant has no other business relationship with the Company and receives no payments from the Company other than fees for services to the Committee. The consultant reports directly to the Committee, and the Committee may replace the consultant or hire additional consultants at any time. The Committee has selected Meridian Compensation Partners, LLC (“Meridian”) as its independent consultant.
In 2019, the scope of activities for the Committee’s independent compensation consultant included:
•
Conducting a review of the executive compensation peer group

•
Benchmarking the compensation of the Covered Officers

•
Reviewing and commenting on the Company’s executive compensation programs

•
Conducting a risk assessment of the Company’s executive compensation programs

•
Attending Committee meetings

•
Periodically consulting with the Chairman of the Committee

Committee Assessment of Consultant Conflicts of Interest
The Committee has reviewed whether the work provided by Meridian raises any conflict of interest. Factors considered by the Committee include:
1
whether other services are provided to the Company by the consultant;

2
what percentage of the consultant’s total revenue is made up of fees from the Company;

3
policies or procedures of the consultant that are designed to prevent a conflict of interest;

4
any business or personal relationships between individual consultants involved in the engagement and Committee members;

5
any shares of the Company stock owned by individual consultants involved in the engagement; and

6
any business or personal relationships between our executive officers and the consulting firm or the individual consultants involved in the engagement.

Based on its review, the Committee does not believe that the compensation consultants that performed services to the Committee in 2019 have a conflict of interest with respect to the work performed for the Committee.

2020 Notice and Proxy Statement▲17

Corporate Governance
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Committee Report
The Committee has reviewed the “Compensation Discussion and Analysis” section of this proxy statement and has recommended that it be included in this proxy statement. The Committee’s report is located at “Compensation Discussion and Analysis — Compensation Committee Report.”

Compensation Committee Interlocks and Insider Participation
The members of the Compensation Committee during 2019 were Dr. Shimer, Messrs. Byrnes and Hawkins, and Ms. Sainz. None of the members of the Compensation Committee was, during 2019, a current or former officer or employee of the Company. Also, none of the members of the Compensation Committee had any relationship with the Company in 2019 requiring disclosure under Item 404 of Regulation S-K. For information about the Company’s policies on transactions with related parties, see “Transactions with Related Parties” later in this proxy statement. During 2019, none of our executive officers served as a member of the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board of Directors or Compensation Committee.

Compliance Committee
MEMBERS William Hawkins John Byrnes Maria Sainz Julie Shimer	Meetings in 2019: 5 ALL MEMBERS ARE INDEPENDENT
PRIMARY RESPONSIBILITIES The Committee’s principal functions, as specified in its charter, include the following: • Overseeing the Company’s compliance program in the areas of:

–
Code of Conduct

–
Conflicts of Interest

–
Consumer Protection

–
Ethics

–
Environment

–
Government Relations

–
Health and Safety

–
Customs and Export Controls

–
False Claims

–
Foreign Corrupt Practices Act and similar anti-bribery laws

– Fraud and Abuse Laws including: ◦ Anti-Kickback ◦ Intellectual Property ◦ International Distributors ◦ Labor & Employment ◦ Physical Security ◦ Quality ◦ Recalls	◦ Regulatory, including – FDA – Safety – Sunshine Act – Transportation

•
Overseeing the Company’s sustainability, corporate social responsibility, and corporate citizenship matters

•
Monitoring the Company’s efforts to implement programs, policies, and procedures relating to compliance matters

•
Overseeing the investigation of any significant instances of noncompliance with laws or the Company’s compliance program, policies, or procedures, other than any instances involving financial noncompliance

• Reviewing the Company’s compliance risk assessment plan • Identifying and investigating emerging compliance issues and trends which may affect the Company
18▲2020 Notice and Proxy Statement

Corporate Governance
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Governance Committee
MEMBERS Gary Blackford Heidi Kunz Patrick O’Leary	Meetings in 2019: 5 ALL MEMBERS ARE INDEPENDENT

PRIMARY RESPONSIBILITIES
The Committee’s principal functions, as specified in its charter, include the following:
•
Overseeing the screening and recruitment of prospective Board members and making recommendations to the Board of Directors regarding specific director nominees, as well as overseeing the process for Board nominations

•
Overseeing corporate governance matters, including developing and recommending to the Board changes to our Corporate Governance Policies

•
Advising the Board on:

–
Board organization, membership, function, and performance

–
committee structure and membership

–
policies and positions regarding significant stockholder relations issues

–
Reviewing director independence standards and making recommendations to the Board with respect to the determination of director independence

–
Monitoring and recommending improvements to the Board’s practices and procedures

–
Reviewing stockholder proposals and considering how to respond to them

The Committee, in accordance with its charter and our Certificate of Incorporation, has established criteria and processes for director nominations, including those proposed by stockholders. Those criteria and processes are described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors” and “Other Information — Stockholder Nominations for Board of Directors.”

Executive Committee
MEMBERS Ron Dollens Chairman of Board Heidi Kunz William Hawkins Julie Shimer Joseph Woody	Meetings in 2019: 0 ALL MEMBERS ARE INDEPENDENT OTHER THAN MR. WOODY
PRIMARY RESPONSIBILITIES
The Committee’s principal function is to exercise, when necessary between Board meetings, the Board’s powers to direct our business and affairs. Accordingly, the	Committee has no regularly scheduled meetings and it is expected that, each year, the Committee will meet infrequently or not at all.
Communicating with Directors
The Board has established processes by which stockholders and other interested parties may communicate with the Board, as well as with the
Audit Committee and Compliance Committee. Those processes can be found in the Investors section of our website at www.avanos.com.

2020 Notice and Proxy Statement▲19

Corporate Governance
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Other Corporate Governance Policies and Practices
Corporate Governance Policies
The Board has adopted Corporate Governance Policies. These policies guide the Company and the Board on matters of corporate governance, including:
•
director responsibilities

•
Board committees and their charters

•
director independence

•
director compensation and performance assessments

•
director orientation and education

•
director access to management

•
Board access to outside financial, business, and legal advisors, and

•
management development and succession planning.

To see these policies, go to the Investors section of our website at www.avanos.com.

Code of Conduct
The Company has a Code of Conduct that applies to all of our directors, executive officers and employees, including our CEO, Chief Financial Officer, and Vice President and Controller. It is available in the Investors section of our website at www.avanos.com. Any amendments to or waivers of our Code of Conduct applicable to our CEO, Chief Financial Officer, or Vice President and Controller will also be posted at that location.

Board and Management Roles in Risk Oversight
The Board is responsible for providing risk oversight with respect to our operations. In connection with this oversight, the Board particularly focuses on our strategic and operational risks, as well as related risk mitigation.
In addition, the Board reviews and oversees management’s response to key risks facing the Company. The Board’s committees review particular risk areas to assist the Board in its overall risk oversight of the Company.

COMMITTEES
AUDIT	COMPENSATION	COMPLIANCE	GOVERNANCE

The Audit Committee monitors risks relating to such matters as our:
•
internal controls,

•
financial statement integrity and fraud risks, and

•
related risk mitigation.

In connection with this oversight, the Audit Committee receives regular reports from management on:
•
risk assessments,

•
the risk management process

•
issues related to the risks of managing our business, and

•
The Audit Committee also receives an annual enterprise risk management update, which discusses our key financial, strategic, operational and compliance risks.

The Compensation Committee reviews the risk profile of our compensation policies and practices.
This process includes a review of an assessment of our compensation programs, as described in “Compensation Discussion and Analysis — Analysis of Compensation-Related Risks.”

The Compliance Committee monitors risks relating to certain compliance matters, such as those described in the section “Compliance Committee,” and recommends appropriate actions in response to those risks.
The Governance Committee monitors risks relating to governance matters and recommends appropriate actions in response to those risks.
20▲2020 Notice and Proxy Statement

Corporate Governance
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Complementing the Board’s overall risk oversight, our senior executive team identifies and monitors key enterprise-wide and business unit risks, providing the basis for the Board’s risk review and oversight process. Our senior management team is supported by management members from business units and from our finance, treasury, information technology, global risk management, compliance, internal audit, and legal functions.
Management identifies significant risks for review and updates our policies for risk management in areas such as hedging, foreign currency, and country risks, product liability, property and casualty risks, and supplier and customer risks. The Board believes the allocation of risk management responsibilities described above supplements the Board’s leadership structure by allocating risk areas to an appropriate committee for oversight, allows for an orderly escalation of issues as necessary, and helps the Board satisfy its risk oversight responsibilities.

Whistleblower Procedures
The Audit Committee has established procedures for receiving, recording and addressing any complaints we receive regarding accounting, internal accounting controls, or auditing matters, and for the confidential and anonymous submission, by our employees or others, of any concerns about our accounting or auditing practices. The Compliance Committee has adopted similar procedures for receiving, recording, and addressing any complaints we receive regarding compliance matters other than those addressed by the Audit Committee. The Audit Committee’s and Compliance Committee’s procedures are available in the Investor’s section of our website at www.avanos.com. We also maintain a toll-free Code of Conduct telephone line and a website, each allowing our employees and others to voice their concerns anonymously.

Management Succession Planning
In conjunction with the Board, the Compensation Committee is responsible for periodically reviewing the long-term management development plans and succession plans for the CEO and other key officers, as well as the emergency succession plan for the CEO and other key officers if any of these officers unexpectedly becomes unable to perform his or her duties.

Disclosure Committee
We have established a Disclosure Committee to assist in fulfilling our obligations to maintain disclosure controls and procedures and to coordinate and oversee the process of preparing our periodic securities filings with the SEC. This committee is composed of members of management and is chaired by our Vice President and Controller.

No Executive Loans
We do not extend loans to our executive officers or directors and therefore do not have any such loans outstanding.
Charitable Contributions
The Governance Committee has adopted guidelines for the review and approval of charitable contributions by the Company to organizations or entities with which a director or an executive officer may be affiliated. We will disclose in the Investors section of our website at www.avanos.com any contributions made by us to a tax-exempt organization under the following circumstances:
•
An independent director serves as an executive officer of the tax-exempt organization; and

•
If within the preceding three years, contributions in any single year from the Company to the organization exceeded the greater of  $1 million or 2 percent of the tax-exempt organization’s consolidated gross revenues.

2020 Notice and Proxy Statement▲21

PROPOSAL 1.
ELECTION OF DIRECTORS
Historically, our Board has been divided into three classes, as required by our Certificate of Incorporation, with one class of directors elected each year for a three-year term. As of the date of this proxy statement, the Board consists of nine directors. Three of the directors have terms that expire at this year’s Annual Meeting (Class of 2020), three have terms that expire at next year’s Annual Meeting (Class of 2021), and three have terms that expire at the 2022 Annual Meeting (Class of 2022).
Ron Dollens is not seeking re-election in 2020 in accordance with our Corporate Governance Policy provisions on director retirement following turning 72 years old. The Board has determined to reduce the size of the Board from nine to eight following the 2020 Annual Meeting. The other two members of the Class of 2020, Joseph Woody and Heidi
Kunz, are standing for re-election at the Annual Meeting and have been nominated to serve for a term to expire at the 2023 Annual Meeting of Stockholders (Class of 2023), and until their successors have been duly elected and qualified. Both nominees have advised us that they will serve if elected; however, should any nominee become unable to serve, the Board may reduce the number of directors to be elected or select a substitute nominee. If the Board selects a substitute nominee, the shares represented by valid proxies will be voted for the substitute nominee, other than shares voted “Withhold” with respect to the original nominee.
If both nominees are elected at the Annual Meeting, then following that meeting seven of the eight directors on our Board will be independent directors.

PROCESS AND CRITERIA FOR NOMINATING DIRECTORS
The Board is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to the Governance Committee, in consultation with the Chairman and CEO. The Committee therefore recommends to the Board any new appointments and nominees for election as directors at our annual meeting of stockholders. It also recommends nominees to fill any vacancies. As provided in our Certificate of Incorporation, the Board may elect a new director when a vacancy occurs between annual meetings of stockholders.
The Committee may receive recommendations for Board candidates from various sources, including our directors, management, and stockholders. Stockholders may submit recommendations for Board candidates to:
Avanos Medical, Inc. Attention: Chairman of the Governance Committee c/o Corporate Secretary 5405 Windward Parkway Suite 100 South Alpharetta, Georgia 30004
Board candidates recommended by stockholders are evaluated using the same criteria as candidates recommended by other sources. For details on this process, see “Other Information — Stockholder Nominations for Board of Directors.” In addition, the Governance Committee may periodically retain a search firm to assist it in identifying and recruiting director candidates meeting the criteria specified by the Committee.
The Committee believes that the criteria for director nominees should foster effective corporate governance, support our strategies and businesses, take diversity into account, and ensure that our directors, as a group, have an overall mix of the attributes needed for an effective Board. The criteria should also support the successful recruitment of qualified candidates.
Qualified candidates for director are those who, in the judgment of the Committee, possess all of the personal attributes and a sufficient mix of the experience attributes listed below to ensure effective service on the Board.

22▲2020 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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PERSONAL ATTRIBUTES
LEADERSHIP Lead in personal and professional lives.	INDEPENDENCE Independent of management and Company (for non-management directors only).
ETHICAL CHARACTER Possess high standards for ethical behavior.	ABILITY TO COMMUNICATE Possess good interpersonal skills.
COLLABORATIVE Actively participate in Board and committee matters.	EFFECTIVENESS Bring a proactive and solution-oriented approach.
EXPERIENCE ATTRIBUTES
Attribute	Factors That May Be Considered
FINANCIAL ACUMEN
•
satisfies the financial literacy requirements of the NYSE

•
qualifies as an audit committee financial expert under the rules and regulations of the SEC

•
has an accounting, finance or banking background

Has good knowledge of business finance and financial statements
GENERAL BUSINESS EXPERIENCE	• has leadership experience as a chief or senior executive officer • has experience setting compensation
Possesses experience that will aid in judgments concerning business issues
INDUSTRY KNOWLEDGE	• has substantial knowledge of the healthcare industry, including with respect to caregiving, cost reimbursement or regulatory environment • has governance/public company board experience
Possesses knowledge about our industries
DIVERSITY OF BACKGROUND AND VIEWPOINT
•
brings a diverse viewpoint that is representative of our customer, consumer, employee and stockholder base

•
provides a different perspective (stemming, for example, from an academic background or experience from outside the healthcare industry)

Brings to the Board an appropriate level of diversity
SPECIAL BUSINESS EXPERIENCE	• has international experience • has a track record of successful innovation • has supply chain management expertise
Possesses global management experience and experience with medical devices
2020 Notice and Proxy Statement▲23

PROPOSAL 1. ELECTION OF DIRECTORS
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COMMITTEE REVIEW OF ATTRIBUTES OF CURRENT DIRECTORS
The Governance Committee has reviewed the background of each of our current directors and their service on the Board in light of the personal and experience attributes described above. The Committee has determined that each director possesses all of the personal attributes as well as a sufficient mix of the experience attributes.
For details about each director’s specific experience attributes, see “The Nominees” and “Directors Continuing in Office” below.

DIVERSITY OF DIRECTORS
As noted above, the Governance Committee believes that diversity of backgrounds and viewpoints is a key attribute for directors. As a result, the Committee seeks to have a diverse Board that is representative of our customer, product user, employee, and stockholder base.
While the Committee carefully considers this diversity when considering nominees for director, the Committee has not established a formal policy regarding diversity in identifying director nominees.

THE NOMINEES
The following two individuals are nominated for election to the Board for a three-year term expiring at the 2023 Annual Meeting of Stockholders (Class of 2023):
NOMINEES FOR TERM EXPIRING IN 2023|CLASS OF 2023
CEO, AVANOS MEDICAL, INC. COMMITTEES • Executive	JOSEPH F. WOODY
Age 54 | Director since June 2017

CAREER HIGHLIGHTS
Mr. Woody has more than 20 years of experience in the healthcare sector.
Avanos Medical, Inc.
•
Chief Executive Officer (June 26, 2017 to present)

Acelity Holdings Inc., a global advanced wound care and regenerative medicine company
•
Director, President and Chief Executive Officer (August 2015 to April 2017)

Kinetic Concepts, Inc., LifeCell Corporation and Systagenix Wound Management B.V., the combined organization which became Acelity
•
President and Chief Executive Officer of the combined organization (September 2013 to August 2015)

•
Interim Chief Executive Officer, LifeCell (April 2013 to September 2013)

•
President and Chief Executive Officer, KCI (January 2012 to September 2013)

•
Various leadership roles, KCI and LifeCell (November 2011 to January 2012)

Covidien plc
•
Global President, Vascular Therapies

Smith & Nephew Advanced Wound Management
•
Global President

Alliance Imaging, Inc.
•
Vice President, Sales

Acuson
•
Executive leadership positions

GE Medical Systems
•
Executive leadership positions

KEY SKILLS AND QUALIFICATIONS
Mr. Woody was selected to serve as a member of the Board of Directors due to his:
•
leadership experience as our CEO,

•
knowledge of, and experience in, the healthcare industry, including significant acquisition and integration experience,

•
international experience, and

•
company board experience.

24▲2020 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER EXECUTIVE VICE PRESIDENT AND CFO, BLUE SHIELD OF CALIFORNIA COMMITTEES • Audit • Governance • Executive	HEIDI KUNZ
Age 65| Independent|Director since October 2014

CAREER HIGHLIGHTS
Blue Shield of California, a not-for-profit health plan provider
•
Executive Vice President and Chief Financial Officer (2003 to 2012)

Gap, Inc., a multinational clothing and accessories retailer
•
Executive Vice President and Chief Financial Officer (1999 to 2003)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Agilent Technologies, Inc., a public research development and manufacturing company

•
Phathom Pharmaceuticals, Inc., a pharmaceutical company

OTHER CURRENT DIRECTORSHIPS
•
Financial Engines, Inc., an investment advisement company

KEY SKILLS AND QUALIFICATIONS
Ms. Kunz has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief financial officer

•
financial literacy and experience in finance and accounting

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

The Board of Directors unanimously recommends a vote FOR the election of each of the two nominees for director named above.
2020 Notice and Proxy Statement▲25

PROPOSAL 1. ELECTION OF DIRECTORS
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Directors Continuing in Office
The following members of the Board of Directors are continuing in office and have terms expiring as indicated below:
DIRECTORS FOR TERM EXPIRING IN 2021 | CLASS OF 2021
SENIOR ADVISOR, EW HEALTHCARE PARTNERS COMMITTEES • Compliance • Compensation • Executive	WILLIAM A. HAWKINS
Age 66 | Independent | Director since December 2015

CAREER HIGHLIGHTS
EW Healthcare Partner
•
Senior Advisor (2017 to present)

Immucor, Inc., a leading provider of transfusion and transplantation diagnostic products worldwide
•
President and Chief Executive Officer (October 2011 to July 2015)

Medtronic, Inc., a global leader in medical technology
•
Chairman and Chief Executive Officer (2008 to 2011)

•
President and Chief Executive Officer (2007 to 2008)

•
President and Chief Operating Officer (2004 to 2007)

•
Senior Vice President, Vascular (2001 to 2004)

Novoste Corporation, a medical equipment company
•
President and Chief Executive Officer (1998 to 2001)

American Home Products, a consumer products company equipment company
•
Corporate Vice President (1997 to 1998)

Johnson & Johnson, a healthcare company
•
President, Ethicon Endo Surgery 1995 to 1997)

Guidant Corporation, a medical products company
•
President, U.S. Operations

Eli Lilly and Company, a global pharmaceutical company
•
President and Chief Executive Officer, IVAC Corporation

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Immucor, Inc. (Lead Director)

•
Biogen, Inc.

OTHER CURRENT DIRECTORSHIPS AND ENGAGEMENTS
•
Duke University Board of Trustees (Vice Chair)

•
Duke University Health System (Chair)

•
Bioventus, LLC (Chairman)

•
4 Tech (Chairman)

•
Trice Medical, Inc.

•
AsBio, a medical products company

•
Virtue labs, a medical products company

•
Cerius, a medical products company

•
Keratin Biosciences, a medical products company

•
Baebies, Inc., a medical products company

KEY SKILLS AND QUALIFICATIONS
Mr. Hawkins was selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

26▲2020 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CHAIRMAN AND CEO, UNIVERSAL HOSPITAL SERVICES COMMITTEES • Audit • Governance	GARY D. BLACKFORD
Age 62 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Universal Hospital Services, a leading, nationwide provider of medical technology outsourcing and services to the health care industry
•
Chairman of the Board and Chief Executive Officer (2002 to February 2015)

Curative Health Services, Inc., a specialty pharmacy and health services company
•
Chief Executive Officer (2001 to 2002)

ShopforSchool, Inc., an online retailer
•
Chief Executive Officer (1999 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
ReShape Lifesciences, Inc. (RSLS) (Director since 2016, and Lead Director since 2019)

•
Wright Medical Group N.V. (WMGI) (since 2008)

OTHER CURRENT DIRECTORSHIPS
•
PipelineRX, Inc. (since 2016)

•
Children’s Hospitals and Clinics of Minnesota (since 2017, and Chairman since 2020)

KEY SKILLS AND QUALIFICATIONS
Mr. Blackford has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief executive officer

•
financial literacy and experience in finance and accounting

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

FORMER EXECUTIVE VICE PRESIDENT AND CFO, SPX CORPORATION COMMITTEES • Audit • Governance	PATRICK J. O’LEARY
Age 62 | Independent | Director since October 2014

CAREER HIGHLIGHTS
SPX Corporation, a global industrial and technological services and products company
•
Executive Vice President and Chief Financial Officer (December 2004 to August 2012)

•
Chief Financial Officer and Treasurer (October 1996 to December 2004)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
SPX Corporation (NYSE: SPXC) (Director and Chairman, since 2015)

PRIOR PUBLIC COMPANY BOARDS
•
PulteGroup (NYSE: PHM) (2005 to 2018)

KEY SKILLS AND QUALIFICATIONS
Mr. O’Leary has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief financial officer

•
financial literacy and experience in finance and accounting

•
international experience, and

•
governance and public company board experience.

2020 Notice and Proxy Statement▲27

PROPOSAL 1. ELECTION OF DIRECTORS
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DIRECTORS FOR TERM EXPIRING IN 2022 | CLASS OF 2022
FORMER CHAIRMAN AND CEO, LINCARE HOLDINGS, INC. COMMITTEES • Compliance • Compensation	JOHN P. BYRNES
Age 61 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Lincare Holdings, a provider of home respiratory care infusion therapy and medical equipment
•
Chairman of the Board (March 2000 to March 2015)

•
Chief Executive Officer (1997 to March 2015)

•
President (June 1996 to April 2003)

•
Chief Operating Officer (January 1996 to December 1996)

•
Various executive leadership positions (1986 to 1996)

PRIOR PUBLIC COMPANY BOARDS
•
Tenet Healthcare Corporation (November 2016 to May 2018)

•
Lincare Holdings (Chairman of the Board, March 2000 to March 2015; director from May 1997 to August 2015)

•
Kinetics Concepts, Inc., a publicly traded global medical technology company devoted to the discovery, development, manufacturing and marketing of innovative, high-technology therapies and products (January 2003 to February 2011)

PRIOR DIRECTORSHIPS
•
U.S. Renal Care, Inc., a dialysis provider (August 2005 to 2012)

KEY SKILLS AND QUALIFICATIONS
Mr. Byrnes has been selected to serve as a member of our Board of Directors due to his:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

28▲2020 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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CEO, AEGEA MEDICAL COMMITTEES • Compliance • Compensation	MARIA SAINZ
Age 54 | Independent | Director since February 2015

CAREER HIGHLIGHTS
Aegea Medical, a medical device company in the women’s health space focused on the development of technology for endometrial ablation
•
Chief Executive Officer (May 2018 to present)

Cardiokinetix, a medical device company
•
President and Chief Executive Officer (May 2012 to July 2017)

Stryker Corporation (acquired Concentric Medical in 2011)
•
General Manager, Stryker Neurovascular

Concentric Medical, a medical technology company
•
President and Chief Executive Officer (April 2008 to May 2012)

Boston Scientific (acquired Guidant Corporation in 2006)
•
Head of Integration (2006 to 2008)

Guidant Corporation
•
President, Cardiac Surgery division (February 2003 to July 2006)

Guidant Corporation
•
Vice President, Global Marketing, Vascular Intervention (January 2001 to February 2003)

•
Vice President, Intermedics Cardiac Rhythm Management, Europe (1998 to 2001)

OTHER CURRENT PUBLIC COMPANY BOARDS
•
Orthofix Medical

•
IRIDEX Medical

OTHER CURRENT DIRECTORSHIPS
•
Levita Magnetics

•
Metactive Medical, Inc.

KEY SKILLS AND QUALIFICATIONS
Ms. Sainz has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

2020 Notice and Proxy Statement▲29

PROPOSAL 1. ELECTION OF DIRECTORS
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FORMER CEO, WELCH ALLYN, INC. COMMITTEES • Compliance • Compensation • Executive	DR. JULIE SHIMER
Age 67 | Independent | Director since October 2014

CAREER HIGHLIGHTS
Dr. Shimer is currently a private investor and has 30 years of product development experience, including many years with major communications companies.
Welch Allyn, Inc., a manufacturer of frontline medical products and solutions
•
Chief Executive Officer and Director (March 2007 to April 2012)

Vocera Communications, Inc., a provider of wireless communications systems
•
President, Chief Executive Officer and Director

3Com Corporation
•
General Manager

Motorola
•
General Manager and Product Development Leader

AT&T Bell Laboratories
•
Product Development Leader

OTHER CURRENT PUBLIC COMPANY BOARDS
•
NetGear, Inc., a provider of home and small business network solutions

•
Windstream Holdings, Inc., a leading telecommunications and cloud services provider

•
Apollo Endosurgery, Inc., a medical device company focused on less invasive therapies for the treatment of obesity

•
Masimo Corporation, a medical technology company that develops and manufactures innovative noninvasive patient monitoring technologies

•
Empire State Development Corp. (Chair)

•
State of New York’s Economic Development Organization (Chair)

•
Advisor to Kitchology, a mobile platform empowering families dealing with special diets through the power of technology and community

•
Advisor to CPLANE Networks, a leader in end-to-end data center and wide area network service orchestration that enables software-defined networking (SDN) and network function virtualization (NFV) services to be launched and managed in a single environment

•
Director of three non-profit organization

PRIOR DIRECTORSHIPS
•
Welch Allyn, Inc. (July 2002 to April 2012)

•
Vocera Communications, Inc.

KEY SKILLS AND QUALIFICATIONS
Dr. Shimer has been selected to serve as a member of our Board of Directors due to her:
•
executive leadership experience as a chief executive officer

•
knowledge of, and experience in, the healthcare industry

•
international experience, and

•
governance and public company board experience.

30▲2020 Notice and Proxy Statement

PROPOSAL 1. ELECTION OF DIRECTORS
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Director Compensation
Directors who are not officers or employees of the Company or any of our subsidiaries, affiliates or equity companies are Outside Directors for compensation purposes and are compensated for their services under our Outside Directors’ Compensation Plan. All independent directors currently on our Board are Outside Directors and are compensated under this Plan.
Our objectives for Outside Director compensation are:
•
to attract qualified candidates for Board service

•
to remain competitive with the median compensation paid to Outside Directors of comparable companies

•
to keep pace with changes in practices in director compensation

•
to reinforce our practice of encouraging stock ownership by our directors

Our Outside Director compensation was established based on the median non-management director compensation for our peers. A list of the 2019 peer group companies may be found in the “Compensation Discussion and Analysis” section of this proxy statement.
We structure Outside Director compensation as follows:

BOARD MEMBERS
•
Cash retainer:   $70,000 annually, paid in four quarterly payments at the beginning of each quarter.

•
Restricted share units:   Annual grant with a value of  $180,000, awarded and valued on the first business day of the year.

CHAIRMAN OF THE BOARD • Additional cash compensation of $115,000, paid in four quarterly payments at the beginning of each quarter.

COMMITTEE CHAIRS
•
Additional cash compensation of $15,000, paid in four quarterly payments at the beginning of each quarter, except that (1) the Audit Committee chair receives additional cash compensation of  $20,000, paid in four quarterly payments at the beginning of each quarter, and (2) the Executive Committee chair does not receive any additional compensation for that role.

New Outside Directors receive a pro-rated annual retainer and grant of restricted share units based on the month when they join the Board.
We also reimburse Outside Directors for expenses incurred in attending Board or committee meetings.
Restricted share units are not shares of our common stock. Rather, restricted share units represent the right to receive a pre-determined number of shares of our common stock within 90 days following a “restricted period” that begins on the date of grant and expires on the date the Outside Director retires from or otherwise terminates service on the Board. In this way, they align the director’s interests with the interests of our stockholders. Outside Directors may not dispose of the units or use them in a pledge or similar transaction. Outside Directors also receive additional restricted share units equivalent in value to the dividends, if any, that would have been paid to them if the restricted share units granted to them were shares of our common stock. The Company does not currently pay dividends on its common stock.

2020 Notice and Proxy Statement▲31

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2019 OUTSIDE DIRECTOR COMPENSATION
The following table shows the compensation paid to each Outside Director for his or her service in 2019:
Name	Fees Earned or Paid in Cash ($)	Stock Awards(1)(2) ($)	Total ($)
Gary D. Blackford	85,000	180,000	265,000
John P. Byrnes	70,000	180,000	250,000
Ronald W. Dollens	185,000	180,000	365,000
William A. Hawkins, III	85,000	180,000	265,000
Heidi Kunz	90,000	180,000	270,000
Patrick O’Leary	70,000	180,000	250,000
Maria Sainz	70,000	180,000	250,000
Dr. Julie Shimer	85,000	180,000	265,000
(1)
Amounts shown reflect the grant date fair value determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 — Stock Compensation (“ASC Topic 718”), for restricted share unit awards granted pursuant to our Outside Directors’ Compensation Plan. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for 2019 for the assumptions used in valuing these restricted share units.

(2)
The Board has determined that outside director compensation for 2020 will be the same as in 2019. Accordingly, each director received an annual grant of 5,293 restricted share units on January 2, 2020, except that Mr. Dollens received 1,764 restricted share units, reflecting a proportionate reduction given his anticipated retirement from the board after the Annual Meeting in April 2020.

Other than the cash retainer and grants of restricted share units previously described, no Outside Director received any compensation or perquisites from the Company for services as a director in 2019.
A director who is not an Outside Director does not receive any compensation for services as a member of the Board or any committee but is reimbursed for expenses incurred as a result of the services.

32▲2020 Notice and Proxy Statement

Proposal 2.
Ratification of Auditors
The Audit Committee of the Board of Directors is directly responsible for the appointment, compensation, retention, and oversight of our independent auditors. The Audit Committee is also responsible for overseeing the negotiation of the audit fees associated with retaining our independent auditors. To assure continuing auditor independence, the Audit Committee periodically considers whether a different audit firm should perform our independent audit work. Also, in connection with the mandated rotation of the independent auditor’s lead engagement partner, the Audit Committee and its chairman are directly involved in the selection of the lead engagement partner.
For 2020, the Audit Committee has selected Deloitte & Touche LLP (along with its member firms and affiliates, “Deloitte”) as the independent registered public accounting firm to audit our financial statements. In engaging Deloitte for 2020, the Audit Committee utilized a review and selection process that included the following:
•
a review of management’s assessment of the services Deloitte provided in 2019

•
discussions, in executive session, with the Chief Financial Officer and the Vice President and Controller regarding their viewpoints on the selection of the 2020 independent auditors and on Deloitte’s performance

•
discussions, in executive session, with representatives of Deloitte about their possible engagement

•
Audit Committee discussions, in executive session, about the selection of the 2020 independent auditors

•
a review and approval of Deloitte’s proposed estimated fees for 2020

•
a review and assessment of Deloitte’s independence

The Audit Committee and the Board believe that the continued retention of Deloitte to serve as our independent auditor is in the best interests of the Company and its stockholders, and they recommend that stockholders ratify this selection.
Representatives of Deloitte are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.
Stockholders are not required to ratify the appointment of Deloitte as our independent auditor. However, we are submitting the ratification to our stockholders as a matter of good corporate practice. If our stockholders fail to ratify the appointment of Deloitte, or even if our stockholders do ratify the appointment of Deloitte, the Audit Committee in its discretion may select a different independent auditor at any time during the year if it determines that such change would be in the best interest of the Company and our stockholders.

The Board of Directors unanimously recommends a vote FOR ratification of the selection of Deloitte as the Company’s auditor for 2020.
2020 Notice and Proxy Statement▲33

Proposal 2. Ratification of Auditors
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Principal Accounting Firm Fees
Our aggregate fees to Deloitte (excluding value added taxes) with respect to the fiscal years ended December 31, 2019 and 2018, were as follows:
	Fiscal Year Ended December 31,
Deloitte services	2019 ($)	2018 ($)
Audit Fees(1)	4,172,500	3,940,000
Audit-Related Fees(2)	—	625,000
Tax Fees(3)	300,000	247,000
All Other Fees	—	—
(1)
These amounts represent fees billed or expected to be billed for professional services rendered by Deloitte for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2019 and December 31, 2018, reviews of the financial statements included in the Company’s Form 10-Qs, and other services that are normally provided by the independent registered public accounting firm in connection with statutory or regulatory filings or engagements for each of those fiscal years, including: fees for consolidated financial audits, statutory audits, comfort letters, attest services, consents, assistance with and review of SEC filings and other related matters.

(2)
These amounts represent aggregate fees billed or expected to be billed by Deloitte for assurance and related services reasonably related to the performance of the audit or review of our financial statements for the fiscal years ended December 31, 2019 and December 31, 2018, which are not included in the audit fees listed above. The audit related fees in 2018 were associated with Deloitte’s audit and consent for carve-out financial statements of the Company’s S&IP business as part of the sale of that business to Owens & Minor, Inc.

(3)
These amounts represent Deloitte’s aggregate fees for tax compliance, tax advice and tax planning for 2019 and 2018.

Audit Committee Approval of Audit and Non-Audit Services
Using the following procedures, the Audit Committee pre-approves all audit and non-audit services provided by Deloitte to the Company:
•
Before the first face-to-face Audit Committee meeting of the year, our Vice President and Controller prepares a detailed memorandum regarding non-audit services to be provided by Deloitte during the year. This memorandum includes the services to be provided, the estimated cost of these services, reasons why it is appropriate to have Deloitte provide these services, and reasons why the requested services are not inconsistent with applicable auditor independence rules;

•
At the first face-to-face Audit Committee meeting each year, our Vice President and Controller presents a proposal, including fees, to engage Deloitte for audit and non-audit services; and

•
Before each subsequent meeting of the Audit Committee, our Vice President and Controller prepares an additional memorandum that includes updated information regarding the approved services and highlights any new audit and non-audit services to be provided by Deloitte. All new non-audit services to be provided are described in individual requests for services.

The Audit Committee reviews the requests presented in these proposals and memoranda and approves all services it finds acceptable.
To ensure prompt handling of unexpected matters, the Audit Committee has delegated to the Chairperson of the Audit Committee the authority to amend or modify the list of audit and non-audit services and fees between meetings, as long as the additional or amended services do not affect Deloitte’s independence under applicable rules. Any actions taken under this authority are reported to the Audit Committee at its next meeting.
All Deloitte services and fees in 2019 were pre-approved by the Audit Committee or the Audit Committee Chairperson.

34▲2020 Notice and Proxy Statement

Proposal 2. Ratification of Auditors
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Audit Committee Report
In accordance with its charter adopted by the Board, the Audit Committee assists the Board in overseeing the quality and integrity of the Company’s accounting, auditing, and financial reporting practices.
In discharging its oversight responsibility for the audit process, the Audit Committee obtained from the independent registered public accounting firm (the “auditors”) a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors’ independence, as required by Public Company Accounting Oversight Board (“PCAOB”) Rule 3526, “Communication with Audit Committees Concerning Independence,” discussed with the auditors any relationships that may impact their objectivity and independence, and satisfied itself as to the auditors’ independence. The Audit Committee also discussed with management, the internal auditors, and the auditors, the quality and adequacy of the Company’s internal controls and the internal audit function’s organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the auditors and the internal auditors their audit plans, audit scope, and identification of audit risks.
The Audit Committee discussed and reviewed with the auditors all communications required by the PCAOB’s auditing standards, including those required by PCAOB AS 16, “Communication with Audit Committees.” Also, with and without management present, it discussed and reviewed the results of the auditors’ examination of our financial statements.
Management is responsible for preparing the Company’s financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and for establishing and maintaining the Company’s internal control over financial reporting. The auditors have the responsibility for performing an independent audit of the Company’s financial statements and for expressing opinions on the conformity of the Company’s financial statements with GAAP. The Audit Committee discussed and reviewed the Company’s audited financial statements as of and for the fiscal year ending December 31, 2019, with management and the auditors.
Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, for filing with the SEC. The Audit Committee also has selected and recommended to the Company’s stockholders for ratification the reappointment of Deloitte as the independent registered public accounting firm for 2020.
THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS
Heidi Kunz, Chairperson
Patrick O’Leary
Gary Blackford

2020 Notice and Proxy Statement▲35

Proposal 3.
Advisory Vote to Approve Named Executive Officer Compensation
In the Compensation Discussion and Analysis that follows, we describe in detail our executive compensation program, including its objectives, policies, and components. Our executive compensation program seeks to align the compensation of our executives with the objectives of our business plans and strategies. To this end, the Compensation Committee (the “Committee”) approved an executive compensation program for 2019 that was designed to achieve the following objectives:

I. Pay-for- Performance
• Support a performance-oriented environment that rewards achievement of our financial and non-financial goals
II. Focus on Long- Term Success
• Reward executives for long-term strategic management and stockholder value enhancement
III. Stockholder Alignment
• Align the financial interest of our executives with those of our stockholders
IV. Quality of Talent
• Attract and retain executives whose abilities are considered essential to our long-term success

For a more detailed discussion of how our executive compensation program reflects these objectives, including information about the 2019 compensation of our named executive officers, see “Compensation Discussion and Analysis,” below.
We are asking our stockholders to support our executive compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our executives and the objectives, policies, and practices described in this proxy statement. Accordingly, our stockholders are being asked to vote on the following non-binding resolution at the Annual Meeting:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved by the Company’s stockholders on an advisory basis.
The say-on-pay vote is advisory and is therefore not binding on the Company, the Committee, or our Board. Nonetheless, the Committee and our Board value the opinions of our stockholders. Therefore, to the extent there is any significant vote against the executive compensation as disclosed in this proxy statement, the Committee and our Board will consider our stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns. A description of the actions the Committee and our Board took in response to last year’s say-on-pay vote is set forth below in the Compensation Discussion and Analysis section of this proxy statement.

The Board of Directors unanimously recommends a vote FOR the approval of named executive officer compensation, as disclosed in this proxy statement pursuant to the SEC’s compensation disclosure rules.
36▲2020 Notice and Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) is intended to provide investors with an understanding of the compensation policies and decisions regarding 2019 compensation for our named executive officers as well as information on 2020 compensation decisions as of the date of this proxy statement.
For 2019, our named executive officers were:
JOSEPH F. WOODY
CHIEF EXECUTIVE OFFICER
John W. Wesley
Senior Vice President and General Counsel
David E. Ball
Senior Vice President, Global Supply Chain & Procurement
Arjun R. Sarker
Senior Vice President, International

Other NEOs serving in 2019 were:
Steven E. Voskuil
Senior Vice President and Chief Financial Officer (January 2019 to May 2019)
Warren J. Machan
Interim Chief Financial Officer and Chief Strategy Officer (May 2019 to December 2019)
John R. Tushar
President, Global Franchises (January 2019 to August 2019)

To assist stockholders in finding important information, this CD&A is organized as follows:
38	Compensation Executive Summary
40	Committee Consideration of Stockholder Advisory Votes on Compensation
42	Executive Compensation Objectives and Policies
42	Executive Compensation Design Philosophy and Guiding Principles
43	Components of our Executive Compensation Program
44	Setting Annual Compensation
46	Executive Compensation for 2019
51	Benefits and Other Compensation
52	Executive Compensation for 2020
52	Additional Information About our Compensation Practices

2020 Notice and Proxy Statement▲37

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Compensation Executive Summary
This executive summary provides a brief overview of our key accomplishments in 2019 and our key compensation principles and practices.
2019 Business Highlights
Business and Results:
$698M
net sales
↑ 7%
sales growth
$93M
adjusted EBITDA
$1.07
adjusted diluted EPS
3
acquisitions
$205M
cash on hand at year-end

In 2019, the Company entered into a number of acquisitions and strategic partnerships to enhance its business segments.
For the Chronic Care portfolio, the Company made two acquisitions. First, it acquired NeoMed, Inc., with its portfolio of enteral feeding and delivery solutions for neonatal and pediatric patients. That acquisition strengthened the Company’s Digestive Health category. Also, the Company acquired substantially all the assets of Endoclear LLC, a developer and marketer of patented airway management devices and accessories, including its Liberator System and Restore2 products. That acquisition provided a strategic addition to the Company’s Respiratory Health category.
For the Pain Management portfolio, the Company acquired substantially all the assets of Summit Medical Products Inc., which develops and markets electronic ambulatory infusion pumps, including the ambIT brand, for postsurgical pain management. That acquisition complemented the Company’s Acute Pain category. Also, as part of the Company’s commitment to open innovation, it signed a partnership agreement with BioQ Pharma, which designs ready-to-use delivery systems for infusible drugs. That partnership complemented the Company’s Acute Pain category as well.
The Company also continued its cost structure transformation with the deployment, globally, of a new IT system.
•
2019 net sales for the Company were $698 million a 7% increase over 2018 net sales. For 2019, adjusted net sales were $659 million and adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) totaled $93 million. As described later in this CD&A, 2019 Adjusted Net Sales and Adjusted EBITDA were performance metrics under our 2019 incentive compensation programs.

•
2019 net loss for the Company was $46 million compared to 2018 net income of  $58 million. For 2019, adjusted net income was $51 million, a 44% decrease over 2018 adjusted net income.

•
2019 diluted loss per share was $0.96 compared to diluted earnings of  $1.22 per share in 2018. For 2019 adjusted diluted earnings per share was $1.07, an 45% decrease from 2018 adjusted diluted earnings per share.

Adjusted net sales and adjusted EBITDA are non-GAAP financial measures. A description of these measures and a reconciliation to the most directly comparable GAAP financial measures is provided in Appendix A to this 2020 Proxy Statement.

38▲2020 Notice and Proxy Statement

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Performance-Based Compensation
Pay-for-performance is a key objective of our compensation program. Consistent with that objective, performance-based compensation constituted a significant portion of our named executive officers’ target direct annual compensation for 2019. Also, to further align the financial interests of our executives with those of our stockholders, a majority of our executives’ target direct annual compensation for 2019 was equity-based. As discussed later in this CD&A, because the Company’s and management’s performance was below expectations for the year, management’s compensation for 2019 was below target. In fact, because of recent performance, the 2019 short-term incentive plan awards for our Named Executive Officers vested at zero, as did the three-year performance-based share unit awards that were granted to our Named Executive Officers in 2017.
To illustrate the pay-for-performance aspect of our compensation programs, the following chart identifies the target annual direct compensation for our CEO for each of the past three years and compares that to the amounts that are actually realizable for such periods:

(1)
Mr. Woody began his employment with the Company in June 2017. His base pay that year is prorated for the portion of the year he was employed by the Company.

(2)
Bonus refers to our annual cash incentive program, and the realizable amount reflected above is the actual amount paid to Mr. Woody in the year following the performance period.

(3)
Target options, TRSUs, and PRSUs are valued as of their grant date. Realizable options, TRSUs, and PRSUs are valued as of December 31 of the applicable year.

(4)
The value of realizable options reflects that as of the end of the applicable year the strike price on outstanding options exceeded the end of year Company stock price (i.e., they are underwater).

(5)
Mr. Woody’s 2017 PRSU grant vested at zero, and his 2018 PRSU grant is on track to vest at zero. His 2019 PRSU grant is valued in the realizable column at target because only one year of the three-year performance period has occurred. It is currently tracking below target.

2020 Notice and Proxy Statement▲39

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Compensation Design Principles And
Governance Practices
The design principles for our executive compensation program are intended to protect and promote the interests of our stockholders. Below we summarize certain practices we have implemented to drive performance and those we have not implemented because we do not believe they would serve our stockholders’ long-term interests:
WHAT WE DO
Pay for performance
Perform an annual compensation risk assessment
Utilize an independent compensation consultant
Require that change-in-control agreements contain a double trigger
Maintain share ownership guidelines
Maintain a clawback policy on incentive payments in case of financial restatement
Benchmark our compensation practices to ensure executive compensation is consistent with our peer group
Cap short and long-term incentive payments at reasonable levels
WHAT WE DON’T DO
Maintain employment contracts
Provide excise tax gross-up on change-in-control payments
Allow repricing of underwater options without stockholder approval
Allow current payment of dividends or dividend equivalents on unearned long-term incentives
Provide more than minimal perquisites such as relocation benefits
Allow executive officers to engage in hedging or pledging transactions

Committee Consideration of Stockholder Advisory Votes on Compensation
At our 2019 Annual Meeting, our executive compensation program received the support of approximately 63 percent of shares represented at the meeting. This was a significant decrease from all four of our prior annual meetings of stockholders where more than 90 percent of shares represented at each of those meetings voted in favor of our executive compensation programs. The core compensation philosophy and design of our executive compensation programs in 2019 was materially consistent with that of prior years.
Although our 2019 say-on-pay proposal was approved by stockholders, in response to the lower-than-expected 2019 say-on-pay vote, our Compensation Committee (“Committee”) and management evaluated our executive compensation program with input from the Committee’s independent compensation consultant. As part of that evaluation, management and members of the Committee reached out to stockholders owning in excess of 90 percent of our common stock to seek their views on our executive compensation program.
We received feedback from stockholders representing approximately 63 percent of our common stock. These stockholders generally represented our largest stockholders and included some who voted in favor of our 2019 say-on-pay proposal and some who voted against it. Our stockholder outreach began prior to our 2019 Annual Meeting of Stockholders and continued into the fall of 2019. Our engagement with stockholders occurred through conference calls that enabled stockholders to offer their perspectives and ask questions directly to the Company representatives participating on the calls. Attendees for some or all of the calls included members of management, the chair of the Committee and the Committee’s independent compensation consultant. Each call was interactive and constructive. The feedback from these calls was presented to the Board and the Committee for consideration.
During the engagement process, the majority of stockholders generally expressed support for our executive compensation program and generally did not have a disagreement with the core

40▲2020 Notice and Proxy Statement

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philosophy and design of our executive compensation program. The feedback from our stockholders is summarized below:
What We Heard	Committee Response to Feedback
One or more stockholders indicated that they do not like to see special equity awards made to the CEO outside the ordinary annual equity grant cycle.
The special one-time equity grant to our CEO in 2018, with a grant date value of  $350,000, was in recognition of successfully closing the sale of the Company’s S&IP business. The Committee has indicated that one-time awards are the exception and not the norm and will keep stockholder feedback in mind in the event that it evaluates potential future special awards. The Committee does not believe that it would be appropriate to rule out completely the potential future grant of special awards if and when the Committee determines that retention or other relevant factors make such awards prudent, appropriate, and in the best interest of stockholders.

One or more stockholders indicated that they believed the comparison peer group used to benchmark executive compensation in the past was inappropriately skewed towards larger companies.
The Committee regularly evaluates the composition of the peer group in response to factors such as changing business and market conditions. In response to stockholder feedback, the Committee evaluated the peer group in 2019 and determined to remove certain larger companies and add certain smaller companies, as described more fully later in this Proxy Statement. See “Benchmarking — Executive compensation Peer Group”.

One or more stockholders indicated that they were concerned about errors that occurred in the 2019 Proxy Statement that resulted in the Company having to file an amendment to correct the errors.
The Committee has worked with management to enhance and improve the disclosure controls and procedures relating to the Company’s Proxy Statements to ensure that similar errors do not occur in the future.

One or more stockholders indicated that certain metrics used to incent management’s achievement of STI and LTI awards might not be the best ones to drive value for the company, and to the extent relative total stockholder return (TSR) is used as a metric, there should be a provision that caps the award to target levels in the event TSR is negative for the period regardless if relative TSR is above the median for that period.
The Committee had decided to use different metrics and frameworks for 2020 STI and LTI awards, and to implement the suggested TSR cap. The metrics and frameworks approved by the Committee are described more fully elsewhere in the proxy statement. See “Executive Compensation for 2020”.
One or more stockholders indicated that certain ratios of CEO pay to other NEO pay might suggest issues with internal pay equity and corporate culture.
As more fully described below, the Committee sets CEO and NEO compensation based on benchmarks and recognizes that the role and responsibility of the CEO is significantly greater than that of the individual NEOs. See “Setting Annual Compensation”. The Committee does not believe that this market-based compensation focus creates material issues of internal pay equity or impedes corporate culture.

As noted under “Proposal 3. Advisory Vote to Approve Named Executive Officer Compensation,” the Committee will continue to review stockholder votes on our executive compensation and determine whether to make any changes to the program in light of those vote results.
2020 Notice and Proxy Statement▲41

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Executive Compensation Objectives and Policies
The Committee is responsible for establishing and administering our policies governing the compensation of our executive officers. The Committee reviews our executive officer compensation objectives and policies annually, including determining whether they continue to support our business objectives and are consistent with the Committee’s charter.

Our 2019 executive officer compensation policies were designed to achieve the following objectives:
I. Pay-for-Performance

•
Support a performance-oriented environment that rewards achievement of our financial and non-financial goals.

Related Policies
The majority of executive officer pay varies with the levels at which annual and long-term performance goals are achieved. Performance goals are aligned with our strategies for sustained growth and profitability.

III. Stockholder Alignment

•
Align the financial interest of our executive officers with those of our stockholders.

Related Policies
Equity-based awards, including stock options and performance-based restricted stock units, make up the largest part of executive officer annual target compensation. The stock options vest over time and have value only if our stock price rises after the option grants are made. We also have other policies that link our executive officers’ interests with those of our stockholders, including stock ownership guidelines.

II. Focus on Long-Term Success

•
Reward executive officers for long-term strategic management and stockholder value enhancement.

Related Policies
A significant component of executive officer annual target compensation is in the form of performance-based restricted share units. The number of shares actually received on payout of these units depends on our performance over a three-year period.

IV. Quality of Talent

•
Attract and retain executive officers whose abilities are considered essential to our long-term success as a global company.

Related Policies
The Committee reviews peer group data to ensure our executive officer compensation program remains competitive so we can continue to attract and retain this talent.

Executive Compensation Design Philosophy and Guiding Principles
The Committee has adopted the following design philosophies to guide the manner in which the key executive officer compensation objectives and policies are implemented:
Philosophy	Description	Guiding Principles
Aligned	A majority of executive officer compensation should be at risk and vary with the performance outcomes of stockholders
•
50% or more of executive officer compensation is incentive based

•
Incentive metrics aligned to stockholder value

•
Performance goals should generally reflect year-over-year growth to achieve target funding

•
Time-based restricted share units to executive officers should be a minority part of their annual target

•
Within business groups, a majority of performance is placed on business unit performance goals

Compelling	The value and structure of executive officer compensation should assist in the attraction and retention of key executive talent
•
Base salaries at or above the 50th percentile with variance based on skills, experience, and performance

•
Actual total compensation payout opportunities are set well above the 50th percentile, allowing for meaningful upside payouts for over performance

42▲2020 Notice and Proxy Statement

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Philosophy	Description	Guiding Principles
Simple	Executive officer compensation arrangements should maximize simplicity and focus on broad performance factors
•
Use minimal number of metrics; typically one or two

•
Strategic metrics (i.e., non-financial) are limited to a minority portion of incentive compensation

•
Special or one-time incentive awards are used sparingly

•
Perquisites and other special executive benefits are generally avoided

Sound	Executive officer compensation policies and structure should support strong corporate governance and drive an ownership culture among executives
•
Ownership culture is reinforced through use of good governance

•
Individual contracts are generally avoided and severance practices should be conservative

•
Compensation deferral opportunities consistent with market practices

•
Encourage innovation while deterring excessive risk taking

Components of our Executive Compensation Program
The Committee retains the right to deviate from the guiding principles set out above whenever it determines that to do so is consistent with our overall executive officer compensation objectives and is in the best interest of the Company and its stockholders.
The table below gives an overview of the compensation components used in our 2019 executive officer compensation program and matches each with one or more of the objectives described above.

Component	Objectives	Purpose	Target Competitive Position
Base salary	• Quality of talent	Provide annual cash income based on: • level of responsibility, performance and experience • comparison to market pay information	• Compared to median of peer group • Actual base salary will vary based on the individual’s performance and experience in the position
Annual cash incentive	• Pay-for-performance • Quality of talent	Motivate and reward achievement of annual performance goals	• Target compared to median of peer group • Actual payout will vary based on actual corporate and business unit or staff function performance
Long-term equity incentive	• Stockholder alignment • Focus on long-term success • Pay-for-performance • Quality of talent
Provide an incentive to deliver stockholder value and to achieve our long-term objectives through awards of:
•
performance-based restricted share units

•
stock option grants

Time-vested restricted share units may be granted from time to time for recruiting, retention or other purposes

•
Target compared to median of peer group

•
Actual payout of performance-based restricted share units will vary based on actual performance

•
Actual payout will also vary based on actual stock price performance

Retirement benefits	• Quality of talent	Provide competitive retirement plan benefits through 401(k) plan and other defined contribution plans	• Benefits comparable to those of peer group
2020 Notice and Proxy Statement▲43

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Component	Objectives	Purpose	Target Competitive Position
Perquisites	• Quality of talent	Provide minimal market-based additional benefits	• Determined by the Committee
Post-termination compensation (severance and change of control)	• Quality of talent
Encourage attraction and retention of executives critical to our long-term success and competitiveness:
•
Severance Pay Plan, which provides eligible employees, including executives, with payments and benefits in the event of certain involuntary terminations

•
Executive Severance Plan, which provides eligible executives with payments in the event of a qualified separation from service following a change of control

• Determined by the Committee
Setting Annual Compensation
This section describes the processes followed in setting 2019 target annual compensation for our executive officers.
Focus On Total Direct Annual Compensation
In setting 2019 compensation for our executive officers, including our CEO, the Committee focused on total direct annual compensation, which consists of annual cash compensation (base salary and target annual cash incentive) and long-term equity incentive compensation (performance-based restricted share units and stock options).
The Committee considered annual cash and long-term equity incentive compensation both separately and as a package to help ensure that the executive officer compensation objectives are met.

Benchmarking — Executive Compensation Peer Group
The peer group is intended to consist of companies with whom we compete for talent. We believe that we generally compete for talent with medical device companies with annual revenues ranging from approximately one-third to four times our annual revenues.
As noted above, in the section “Committee Consideration Of Stockholder Advisory Votes On Compensation,” the Committee regularly — at least annually — evaluates the composition of the peer group, considering such factors as changing business and market conditions. In response to stockholder feedback in 2019, the Committee with the assistance of its independent compensation consultant re-evaluated the peer group and decided to remove the following larger (by revenue) companies: Hill-Rom Holdings, Hologic, Inc. and STERIS Corporation; and to add the following smaller (by revenue) companies: Accuray Incorporated, Insulet Corporation, Nevro Corp, and Penumbra, Inc. Using information and analysis supplied by the Committee’s independent compensation consultant, the Committee approved a peer group as shown in the table below.

44▲2020 Notice and Proxy Statement

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The Committee used this peer group in setting the 2019 compensation of the Company’s executive officers:
2019 Executive Compensation Peer Group

• Abiomed, Inc.	• Globus Medical Inc.	• Masimo Corp	• Penumbra, Inc.
• Accuray Incorporated	• Insulet Corporation	• Nevro Corp.	• ResMed Inc.
• Cantel Medical Corp	• Integer Holdings Corp.	• NuVasive, Inc.	• Teleflex Incorporated
• CONMED Corporation	• Integra Lifesciences Holding	• Orthofix	• Wright Medical Group NV
The Committee believes that our current peer group, with annual revenue ranging from $387 million to $2.6 billion, and with a median annual revenue of  $847 million, is an appropriate peer group.
The Committee (working with its independent compensation consultant) reviews the executive compensation peer group at least annually to ensure that it continues to serve as an appropriate comparison for our compensation program.

PROCESS FOR SETTING TOTAL DIRECT ANNUAL COMPENSATION TARGETS
In setting the total direct annual compensation of our executive officers, both market data provided by the independent compensation consultant and information on the performance of each executive officer for prior years is evaluated. To remain competitive in the marketplace for executive talent, the target levels for the executive officers’ compensation components, including our CEO, are compared to the median of the peer group.
To reinforce a pay-for-performance culture, targets for individual executive officers may be set above or below this median depending on the individual’s performance in prior years and experience in the position, as well as any applicable retention concerns. The Committee believes that comparing target levels to the median, setting targets as described above, and providing incentive compensation opportunities that will enable executives to earn above-target compensation if they deliver above-target performance on their performance goals, are consistent with the objectives of our executive officer compensation policies. In particular, the Committee believes that this approach enables us to attract and retain skilled and talented executive officers to guide and lead our businesses and supports a pay-for-performance culture.
When setting annual compensation for our executive officers, the Committee considers each compensation component (base salary, annual cash incentive and long-term equity incentive), but its decision regarding a particular component does not necessarily impact its decision about other components.
In setting compensation for executive officers that join us from other companies, the Committee evaluates both market data for the position to be filled and the candidate’s compensation history. The Committee recognizes that to successfully recruit a candidate to leave his or her current position and to join the Company, the candidate’s compensation package may have to exceed his or her current compensation, which could result in a compensation package above the median of our peer group.

CEO TOTAL DIRECT ANNUAL COMPENSATION
Our CEO’s total direct annual compensation is determined in the same manner as the direct annual compensation of the other named executive officers. The difference between our CEO’s compensation and that of the other named executive officers reflects the fact that our CEO’s responsibilities for management and oversight of a global enterprise are significantly greater than those of the other executive officers. As a result, the market pay level for our CEO is appropriately higher than the market pay for our other executive officer positions.

2020 Notice and Proxy Statement▲45

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TOTAL DIRECT ANNUAL COMPENSATION TARGETS FOR 2019
Consistent with the focus on total direct annual compensation, the Committee established the following 2019 direct annual compensation targets for our named executive officers based on their roles and responsibilities:
Name	2019 Total Direct Annual Compensation Target ($)
Joseph F. Woody	5,668,197
Steven E. Voskuil	1,562,151
Warren J. Machan	772,995
David E. Ball	825,000
Arjun R. Sarker	804,488
John R. Tushar	964,080
John W. Wesley	1,098,900
These 2019 direct annual compensation target amounts differ from the amounts set forth in the Summary Compensation Table in the following ways:
•
Amounts paid or payable to Messrs. Voskuil, Machan and Tushar are prorated for the portion of the year in which they held their positions, while the amounts in the table above reflect full year targets;

•
Annual cash incentive compensation is included at the target level, while the Summary Compensation Table reflects the actual amounts earned for 2019;

•
Performance-based restricted share units are valued for direct annual compensation target purposes as equal to the value of a share of Avanos common stock on the date of grant, while the Summary Compensation

Table reflects the grant date fair value as determined in accordance with ASC Topic 718 and as required by SEC rules (see Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year-ended December 31, 2019, for the assumptions used in valuing performance-based restricted share units);
•
Perquisites for Messrs. Ball, Sarker, Tushar and Voskuil are not included, although those amounts are reflected in the Summary Compensation Tables; and,

•
In setting total direct annual compensation targets, the Committee does not include deferred compensation earnings or other compensation, while those amounts are required to be included in the Summary Compensation Table.

Executive Compensation for 2019
To help achieve the objectives discussed above, our executive officer compensation program for 2019 consisted of fixed and performance-based components, as well as short-term and long-term components.
Base Salary
To attract and retain high-caliber executives, we pay our executive officers an annual fixed salary that we believe to be competitive in the marketplace.
Salary ranges and individual salaries for executive officers are reviewed annually, and salary adjustments generally are effective on April 1 of each year. In determining individual salaries, salary levels for similar positions at our peer group companies are considered, as well as the executive officer’s performance and experience in his or her position. This performance evaluation is based on how the executive officer performs during the year against results-based objectives established at the beginning of the year. In general, an experienced executive officer who is performing at a satisfactory level will receive a base salary at or around the median of our peer group companies. However, executive officers may be paid above or below the median depending on their experience and performance. From time to time, if warranted, executive officers and other

46▲2020 Notice and Proxy Statement

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employees may receive additional salary increases because of promotions, changes in duties and responsibilities, retention concerns, or market conditions.

The following table shows the 2019 base salaries in effect for each named executive officer during the year.
NAME	2019 BASE SALARY JANUARY TO MARCH ($)	2019 BASE SALARY APRIL TO DECEMBER ($)
Joseph F. Woody	911,550	938,897
Steven E. Voskuil	463,030	463,030
Warren J. Machan	301,873	316,967
David E. Ball	400,000	400,000
Arjun R. Sarker	378,750	386,325
John R. Tushar	380,000	383,800
John W. Wesley	393,750	405,563
Annual Cash Incentive Program
Consistent with our pay-for-performance compensation objective, our executive compensation program includes an annual cash incentive program to motivate and reward executives to achieve annual performance objectives established by the Committee.

2019 Targets
The target payment amount for annual cash incentives is a percentage of the Officer’s base salary. The range of possible payouts is expressed as a percentage of the target payment amount.
These ranges are set based on competitive factors. The following table sets forth the target payment amounts and range of possible payouts for each named executive officer in 2019:

Target Payment Amounts And Range Of Possible Payouts For 2019 Annual Cash Incentive Program
Name	Target Payment Amount(1)	Range of Potential Payout
Joseph F. Woody	115% of base salary	0% - 200% of target payment amount
Steven E. Voskuil	70% of base salary	0% - 200% of target payment amount
Warren J. Machan(2)	65% of base salary	0% - 200% of target payment amount
David E. Ball	50% of base salary	0% - 200% of target payment amount
Arjun R. Sarker	50% of base salary	0% - 200% of target payment amount
John R. Tushar	60% of base salary	0% - 200% of target payment amount
John W. Wesley	60% of base salary	0% - 200% of target payment amount
(1)
Target Payment Amount is a percentage of actual base salary paid to the executive during the year.

(2)
Mr. Machan’s Target Payment Amount represents a blended figure for the full year 2019. The figure blends his target payment amount of 55% until May 8, 2019, when he began his service as the Company’s Interim Chief Financial Officer, and his target payment amount of 70% for the balance of the year.

2020 Notice and Proxy Statement▲47

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2019 Performance Goals, Performance Assessments, and Payouts
Payment amounts under the annual cash incentive program are dependent on performance measured against goals established at the beginning of the year. These performance goals are derived from our financial goals. The table below shows the performance goals and weights established for 2019:

Annual Cash Incentive Program: 2019 Performance Goals and Weights
	Joseph F. Woody	Steven E. Voskuil	Warren J. Machan	David E. Ball	Arjun R. Sarker	John R. Tushar	John W. Wesley
Adjusted Net Sales	70%	70%	70%	70%	70%	70%	70%
Adjusted EBITDA	30%	30%	30%	30%	30%	30%	30%
In February 2020, the Committee determined the extent to which the goals were met in 2019 and the resulting payout. Below we explain how the Committee assessed the performance of the goals for the year and show the payout that was determined.
For 2019, the Committee chose the following as the performance goals for the annual cash incentive program:

2019 Goal	Explanation	Reason for Use as a Performance Measure
Adjusted Net Sales
Net sales for 2019 on a constant currency basis, and adjusted to eliminate corporate sales and incremental sales from our recent acquisitions which include CoolSystems, Inc., NeoMed, Inc. and the endoClear and ambIT brands.
A key indicator of overall growth
Adjusted EBITDA	EBITDA adjusted for restructuring and IT transformation charges, S&IP divestiture-related gain and charges, certain litigation costs and the impact of acquisitions.	A key indicator of overall performance
To determine the payout percentage, the Committee determined an initial payout percentage based on how the Company performed against the adjusted net sales and adjusted
EBITDA goals. For 2019, the Committee set these goals and the corresponding initial payout percentages at the following levels:

Measure	Range of Performance Levels
	Threshold	Target	Maximum
Adjusted Net Sales (millions) 70% weighting	678.8	714.5	750.2
Adjusted EBITDA (millions) 30% weighting	97.9	103.0	118.5
Initial Payout Percentage	—%	100%	200%

The Committee also determined when establishing 2019 performance goals that both the Adjusted Net Sales results and the Adjusted EBITDA results must exceed the thresholds in the table above in order for there to be any payout under the 2019 annual cash incentive program.

Actual Results and Actual Payout Percentages
For 2019, the Committee determined that the Company’s adjusted net sales were $659 million and its adjusted EBITDA was $93 million. Because
2019 adjusted net sales and adjusted EBITDA fell below the threshold amount above, the Committee determined the payout percentage to be zero.

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Annual Cash Incentive Payouts for 2019
The following table shows the payout opportunities and the actual payouts of annual cash incentives for 2019 for each of our named executive officers.
Payouts were based on the payout percentages for each element, weighted for each executive as shown above.

Name(1)	Annual Incentive Target Opportunity		Annual Incentive Maximum Opportunity		Actual 2019 Annual Incentive Payout
	% of Base Salary	Amount ($)	% of Target	Amount ($)	% of Target	Amount ($)
Joseph F. Woody	115%	1,071,869	200%	2,143,738	0.0%	—
Warren J. Machan	65%	229,576	200%	459,152	0.0%	—
David E. Ball	50%	200,000	200%	400,000	0.0%	—
Arjun R. Sarker	50%	192,216	200%	384,432	0.0%	—
John W. Wesley	60%	241,566	200%	483,132	0.0%	—
(1)
Messrs. Tushar and Voskuil are not included in this table because their employment with the Company ended prior to the payout date.

The Committee believes that the 2019 annual incentive payout is consistent with the pay-for-performance objective of our executive officer compensation program.
Long-Term Equity Incentive Compensation
Our executive officers receive annual long-term equity incentive grants as part of their overall compensation package. These awards are consistent with the objectives of aligning our senior leaders’ interests with the financial interests of our stockholders, focusing on our long-term success, supporting our performance-oriented environment, and offering competitive compensation packages.
Information regarding long-term equity incentive awards granted to our named executive officers can be found under “Summary Compensation,” “Grants of Plan-Based Awards,” and “Discussion of Summary Compensation and Plan-Based Awards Tables.”

2019 Grants
In determining the 2019 long-term equity incentive award amounts for our named executive officers, the following factors were considered by the Committee, among others: the specific responsibilities and performance of the executive, business performance, retention needs, stock price performance, peer group compensation data and other market factors. Grants from prior years were not considered when setting 2019 targets or granting awards.
To determine target values, each named executive officer’s total direct annual compensation was compared to the median of the peer group, and then individual performance and the other factors listed above, as applicable, were considered.
Target grant values were then approved by the Committee and were divided into two types:
•
Performance-based restricted share units (60 percent of the target grant value).

•
Stock options (40 percent of the target grant value).

The Committee believed this allocation between performance-based restricted share units (PRSUs) and stock options supports the pay-for-performance and stockholder alignment objectives of our executive officer compensation program. In 2019, the following annual long-term equity incentive awards were granted to our named executive officers:

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Name	Target Grant Value of Awards ($)	TARGET PRSUs AWARDED ($)	TARGET PRSUs AWARDED (#)	Target Stock Options Awarded ($)	Target Stock Options Awarded (#)
Joseph F. Woody	3,540,000	2,124,000	48,727	1,416,000	122,069
Steven E. Voskuil(1)	775,000	—	—	—	—
Warren J. Machan(2)	475,000	285,000	6,538	190,000	16,379
David E. Ball	225,000	135,000	3,097	90,000	7,759
Arjun R. Sarker	225,000	135,000	3,097	90,000	7,759
John R. Tushar	350,000	210,000	4,818	140,000	12,069
John W. Wesley	450,000	270,000	6,194	180,000	15,517
(1)
Steven Voskuil received no LTI award in 2019 because his employment with the Company ended on May 7, 2019, prior to the grant date of May 8, 2019.

(2)
Warren Machan received a one-time LTI award of  $250,000 (a blend of 60% PRSUs and 40% options) in May 2019 for his service as the Interim Chief Financial Officer, in addition to his annual LTI award, valued at $225,000.

For valuation purposes, each PRSU granted was assigned a value equal to the closing price of one share of Company common stock at the end of the day on the date of grant, and each stock option was assigned a value equal to the Black-Scholes valuation for that option at the end of the day on the date of grant.

Performance Goals and Potential Payouts 2019 - 2021 PRSUs
For the PRSUs granted in 2019, the actual number of shares to be received by our named executive officers can range from zero to 200 percent of the target levels established by the Committee for each executive, depending on the degree to which the performance objectives for these awards are met over a three-year period. The performance objectives for the 2019 PRSUs awards are based on relative total stockholder return (“relative TSR”) for the period January 1, 2019 through
December 31, 2021, measuring the Company’s performance relative to the S&P 6-digit GICS code for Healthcare Equipment and Supplies with annual revenue greater than $500 million from the most recent fiscal year. The potential payouts at varying levels of performance for the 2019 PRSUs are as described below, with payouts between the levels determined on a straight-line basis:

Goal	Threshold	Target	Maximum
Relative TSR	TSR rank below 25th Percentile	TSR rank at 50th Percentile	TSR rank at or above 75th Percentile
Payout Scale	0%	100%	200%
2017 - 2019 PRSUs
The performance objectives for the 2017 PRSU awards were based on relative TSR for the period January 1, 2017 through December 31, 2019, using the same comparison group, the same thresholds, targets and maximums, and the same potential payout scale as for the 2019 PRSU awards.
In February 2020, the Committee evaluated the results of the three-year performance for the 2017
PRSU’s. The Committee determined that the Company’s TSR overall rank for the three-year period ending on December 31, 2019, fell below the 25th percentile. As a result, the Committee determined that the payout percentage for 2017 PRSU’s was 0% of target. The following table shows the target number of PRSUs issued to the executives in 2017, and the number of shares paid out in 2020.

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NAME	2017 PRSUs AWARDED (shares)	FINAL PAYOUT %	FINAL VALUE DELIVERED ($)
Joseph F. Woody	53,193	0%	0
Warren J. Machan	3,072	0%	0
David E. Ball	N/A	0%	0
Arjun R. Sarker	1,021	0%	0
John W. Wesley	7,680	0%	0
Benefits and Other Compensation
Retirement Benefits
Our named executive officers, received contributions from the Company under the Avanos Medical, Inc. 401(k) Plan (the “401(k) Plan”) and the Avanos Medical, Inc. Non-Qualified 401(k) Plan (the “Non-Qualified 401(k) Plan”). The Company does not have a defined benefit pension plan in the United States, and none of our named executive officers participate in any Company defined benefit pension plans.
The 401(k) Plan and Non-Qualified 401(k) Plan are consistent with those maintained by our peer group companies and are therefore necessary to remain competitive for recruiting and retaining executive talent. The Committee believes that these retirement benefits are important parts of our compensation program. For more information, see “Nonqualified Deferred Compensation — Overview of Qualified and Non-Qualified Plans” and “Pension Benefits.”

Other Compensation
We believe the perquisites provided to our executive officers are minimal and well below the median of those provided by our peer group. In addition, the Company does not provide tax reimbursement or gross-ups for perquisites offered to executive officers, except for certain relocation benefits.

Severance Pay Plan
Our Severance Pay Plan provides severance benefits to most of our U.S. hourly and salaried employees, including our named executive officers, who are involuntarily terminated under the circumstances described in the plan. The objective of this plan is to facilitate the employee’s transition to his or her next position, and it is not intended to serve as a reward for the employee’s past service.

Executive Severance Plan
Our Executive Severance Plan provides severance benefits to eligible executives, including our named executive officers, in the event of a qualified termination of employment (as defined in the plan) in connection with a change of control. For an eligible employee to receive a payment under this plan, two things must occur: there must be a change of control of the Company, and the executive must have been involuntarily terminated without cause or have resigned for good reason (as defined in the plan) within two years of the change of control (often referred to as a “double trigger”). The objective of this plan is to encourage the executive to stay with the Company in the event of a change of control transaction to ensure a smooth transition. Each of our named executive officers has entered into an agreement under the plan that expires on October 31, 2020, except that Messrs. Voskuil’s and Tushar’s agreements expired upon their departure from the Company in 2019.

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Executive Compensation for 2020
The Committee is scheduled to approve executive officer compensation for 2020 during its meeting in April. At that time, the Committee will establish 2020 base salaries (effective as of April 1, 2020), 2020 target payment amounts and range of possible payouts for the 2020 annual cash incentive plan program, and the target grant values and mix of awards under our long-term equity incentive compensation program. In anticipation of those actions, the Committee has made the following determinations:

Topic	Action
Setting Annual Compensation	The Committee will use the same peer group for setting 2020 annual compensation as it used in 2019
Annual Cash Incentive Program	The metrics for the 2020 cash incentive program will consist of Adjusted Net Sales (60%), Adjusted EBITDA (20%) and Strategic Initiatives (20%)
Long-term Equity Incentive Program — Mix
The mix of equity to be awarded under the long-term equity incentive program in 2020 will include PRSUs (50%), stock options (25%), and time-vested restricted share units (TRSUs) (25%). The Committee determined that allocating a minority portion of the annual LTI target to TRSUs is consistent with the awards at peer companies.

Long-term Equity Incentive Program — Metrics	The metrics for the 2020 PRSU awards under the long-term equity incentive program will consist of year-over-year adjusted net sales growth (50%), and year-over-year Adjusted Free Cash Flow growth (50%); with a modifier tied to relative TSR that can cause the actual number of PRSUs that vest to be increased or decreased by up to 20% depending on relative TSR over the three-year period ending on December 31, 2022.
Additional Information About Our Compensation Practices
As a matter of sound governance, we follow certain practices with respect to our Officer compensation program. We regularly review and evaluate our
Officer compensation practices in light of regulatory developments, market standards and other considerations.

Use of Independent Compensation Consultant
The Committee engaged Meridian Compensation Partners LLC (“Meridian”) as its independent consultant to assist it in determining the appropriate Officer compensation under our compensation policies described above. Consistent with the Committee’s policy in which its independent consultant may provide services only to the Committee, Meridian had no other business relationship with the Company and received no payments from us other than fees and expenses for services to the Committee. See “Corporate Governance-Compensation Committee” for information about the use of compensation consultants.

Role of the Chief Executive Officer in Compensation Decisions
Our CEO makes a recommendation to the Committee each year on the appropriate target annual compensation for each of the other Officers. The Committee makes the final determination of the target annual compensation for each Officer, including our CEO. While our CEO and Chief Human Resources Officer typically attend Committee meetings, none of the other Officers is present during the portion of the Committee’s meetings when compensation for Officers is set. In addition, neither our CEO nor our Chief Human Resources Officer is present during the portion of the Committee’s meetings when their compensation is set.

Adjustment of Financial Measures for Annual and Long-Term Equity Incentives
Financial measures for the annual and long-term incentive programs are developed based on expectations about our planned activities and reasonable assumptions about the performance of our key business drivers for the applicable period. From time to time, however, discrete items

52▲2020 Notice and Proxy Statement

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or events may arise that were not contemplated by these plans or assumptions. These could include accounting and tax law changes, tax credits from items not within the ordinary course of our business operations, restructuring and write-off charges, significant acquisitions or dispositions, and significant gains or losses from litigation matters.
Under the Committee’s exception guidelines regarding our annual incentive program measures, the Committee may adjust in the future the calculation of financial measures for the incentive programs to eliminate the effect of the types of items or events described above. In making these adjustments, the Committee’s policy is to seek to neutralize the impact of the unexpected or unplanned items or events, whether positive or negative, in order to provide consistent and equitable incentive payments that the Committee believes are reflective of our performance. In considering whether to make a particular adjustment under its guidelines, the Committee will review whether the item or event was one for which management was responsible and accountable, treatment of similar items in prior periods, the extent of the item’s or event’s impact on the financial measure, and the item’s or event’s characteristics relative to normal and customary business practices. Generally, the Committee will apply an adjustment to all compensation that is subject to that financial measure.

Pricing and Timing of Stock Option Grants and Timing of Performance-Based Equity Grants
Our policies and our Equity Participation Plan require stock options to be granted at no less than the closing price of our common stock on the date of grant, except for the options granted in 2014 to replace Kimberly-Clark stock options forfeited as a result of the spin-off  (which were priced to preserve the intrinsic value of the forfeited Kimberly-Clark options), and the other options granted following the spin-off in 2014 which used a five-day variable weighted price. Stock option grants to our executive officers are generally made annually at a meeting of the Committee that is scheduled at least one year in advance, and the grants are effective on the date of this meeting. However, if the meeting occurs during a period when we do not permit insiders to trade Company common stock (a “Blackout Period”), the stock option grants will not be effective until the first business day following the end of the Blackout Period. Our Blackout Periods end at 11:59 p.m. on
the day we issue our quarterly earnings press releases. Our executives are not permitted to choose the grant date for their individual stock option grants.
The CEO has been delegated the limited authority to approve equity grants, including stock options, to employees for recruiting and special employee recognition and retention purposes. These grants may not exceed 100,000 shares in calendar year 2020. The CEO is not permitted to make any grants to any of our executive officers.
Annual stock option grants to non-executive officers are effective on the same date as the annual stock option grants to our executive officers. Recruiting, special recognition, and retention stock-based awards are generally made on a pre-determined date following our quarterly earnings release.

Policy on Incentive Compensation Clawback
As described in detail above, a significant percentage of our executive officer compensation is incentive-based. The determination of the extent to which the incentive objectives are achieved is based in part on the Committee’s discretion and in part on our published financial results. The Committee has the right to reassess its determination of the performance awards if the financial statements on which it relied are restated. The Committee has the right to direct management to seek to recover from any executive officer any amounts determined to have been inappropriately received by the individual executive officer. In addition, under the Company’s Equity Participation Plan, the Committee may require awards with performance goals under the Plan to be subject to any policy we may adopt relating to the recovery of that award to the extent it is determined that performance goals relating to the awards were not actually achieved. Further, the Sarbanes-Oxley Act of 2002 mandates that the CEO and the chief financial officer reimburse us for any bonus or other incentive-based or equity-based compensation paid to them in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. The Committee intends to review and revise the incentive compensation clawback policy once the SEC issues final regulations on clawbacks under the Dodd-Frank legislation enacted in 2010.

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Stock Ownership Guidelines
We strongly believe that the financial interests of our board members and our executive officers should be aligned with those of our stockholders.
Accordingly, we have established the following stock ownership guidelines for our board members and executive officers:

Target Stock Ownership Amounts
Position	Ownership Level
Board Members	Five times annual cash retainer amount
Chief Executive Officer	Five times annual base salary
Other Named Executive Officers	Two times annual base salary

In determining whether our stock ownership guidelines have been met, any restricted stock and time-vested restricted share units held are counted as owned, but performance-based restricted share units are excluded until they vest. The Committee annually reviews executive officer stock ownership levels for compliance with these guidelines.
Prior to 2020, our board members and executive officers had five years within which to come into compliance with stock ownership guidelines. Currently, all of our board members meet the guideline requirements. The Committee expected that all of our executive officers would meet them as well based on annual grants under the Equity
Participation Plan. However, the recent decline in our stock price and the failure of PRSUs granted in the past to vest have resulted in one or more of the executive officers not meeting the guidelines. In response, the Committee has instituted a policy requiring our executive officers to retain at least 50% of the shares acquired under our Equity Participation Plan, whether through the vesting of restricted stock units or the exercise of vested stock options, until such time as the executive officer meets our share ownership guidelines. Executive officers subject to this retention policy will be permitted to surrender shares upon vesting for payment of taxes and to pay the exercise price and taxes on stock options.

Other Polices Relating to Transactions in Company Securities
We require all executive officers to pre-clear transactions involving our common stock (and other securities related to our common stock) with our Legal Department.
We do not permit our executive officers to engage in transactions that hedge an executive officer’s economic risk of owning shares of our common stock. Thus, our executive officers may not engage in hedging transactions in the Company’s shares such as puts, calls, prepaid variable forwards, equity swaps, collars and other derivative securities on an exchange or in any other organized market. Our executive officers also may not engage in short sales of the Company’s shares, meaning sales of shares that are not owned at the time of sale. Additionally, our executives are not permitted to pledge shares of our common stock owned by them as collateral for loans or other obligations.

Corporate Tax Deduction for Executive Compensation
The United States income tax laws generally limit the deductibility of compensation paid to any of a company’s named executive officers to $1,000,000 per year. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “2017 Tax Law”), this limitation did not apply to compensation paid to the chief financial officer or to qualified performance-based forms of compensation if certain requirements were met. Several classes of our executive compensation, including option awards and portions of our long-term equity grants to executive officers, were designed to meet the requirements for deductibility.
Among other things, the 2017 Tax Law included the chief financial officer as one of the covered employees and eliminated exceptions to the limit for qualified performance-based forms of compensation. Compensation paid to our named executive officers in excess of  $1,000,000 will no longer be deductible unless it qualifies for the transition relief provisions of the 2017 Tax Law, which are limited to certain arrangements that were in place as of November 2, 2017. Despite the fact that certain of our executive programs that were in place prior to such date were intended to qualify as performance-based compensation and have not been materially amended or modified, the Company recognizes that there is continued

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ambiguity in applying the 2017 Tax Law, which remains subject to further guidance. Accordingly, there can be no assurance that these awards will be fully deductible under the transition relief provisions of the 2017 Tax Law.
Although tax deductibility of compensation is preferred, it is not a primary objective of our compensation programs. In the Committee’s view, meeting the compensation objectives set forth above is more important than the benefit of being able to deduct the compensation for tax purposes. The Committee has always reserved the ability to award compensation that is not exempt from the deduction limits of 162(m).

Compensation Committee Report
In accordance with its written charter adopted by the Board, the Compensation Committee of the Company has oversight of compensation policies designed to align executive officers’ compensation with our overall business strategy, values, and management initiatives. In discharging its oversight responsibility, the Committee has retained an independent compensation consultant to advise the Committee regarding market and general compensation trends.
The Committee has reviewed and discussed the Compensation Discussion and Analysis with our management, which has the responsibility for preparing the Compensation Discussion and Analysis. Based upon this review and discussion, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2019.
COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS
Julie Shimer, Chairperson
John Byrnes
William Hawkins
Maria Sainz

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Analysis of Compensation-Related Risks
The Committee has reviewed an assessment of our compensation programs for our employees, including our executive officers, to analyze the risks arising from our compensation systems. The Committee’s independent consultant assisted with the review of our executive compensation programs.
Based on this assessment, the Committee believes that the design of our compensation programs, including our executive compensation program, does not encourage our executives or employees to take excessive risks and that the risks arising from these programs are not reasonably likely to have a material adverse effect on the Company.
Several factors contributed to the Committee’s conclusion, including:
•
The Committee believes the Company maintains a values-driven, ethics-based culture supported by a strong tone at the top.

•
The performance targets for annual cash incentive programs are selected to ensure that they are reasonably attainable in a manner consistent with the Company’s business plans without encouraging executives or employees to take inappropriate risks.

•
An analysis by the Committee’s consultant indicated that our compensation programs are consistent with those of our peer group. In addition, the analysis noted that target levels for direct annual compensation are compared to the median of our peer group.
•
The Committee believes the allocation among the components of direct annual compensation provides an appropriate balance between annual and long-term incentives, total fixed, and performance-based compensation.

•
Annual cash incentives and long-term performance-based restricted share unit awards under our executive compensation program are capped at a reasonable percent of the target award, and all other material non- executive cash incentive programs are capped at reasonable levels, which the Committee believes protects against disproportionately large incentives.

•
The Committee believes the performance measures and the multi-year vesting features of the long-term equity incentive compensation component encourage participants to seek sustainable growth and value creation.

•
The Committee believes inclusion of share-based compensation through the long-term equity incentive compensation component encourages appropriate decision-making that is aligned with the long-term interests of stockholders.

•
Our stock ownership guidelines further align the interests of management and stockholders.

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Compensation Tables
SUMMARY COMPENSATION
The following table contains information concerning compensation awarded to, earned by, or paid to the Company’s named executive officers by the Company for the years 2017 through 2019. Position titles refer to each Company named executive officer’s title at the Company effective December 31, 2019, or with respect to Messrs. Tushar and Voskuil, their titles as of the date they ceased to be employees and officers of the Company. Additional information regarding the items reflected in each column follows the table.
SUMMARY COMPENSATION TABLE
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)	STOCK AWARDS ($)	OPTION AWARDS ($)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)	CHANGE IN PENSION VALUE AND NONQUALIFIED DEFERRED COMPENSATION EARNINGS ($)	ALL OTHER COMPENSATION ($)	TOTAL ($)
Joseph F. Woody Chief Executive Officer	2019	$932,060	$—	$2,551,346	$1,416,000	$—	$—	$124,268	$5,023,674
	2018	904,913	—	2,897,616	1,765,996	723,251	—	157,487	6,449,263
	2017	442,500	—	3,135,706	1,416,004	884,124	—	284,761	6,163,095
Steven E. Voskuil Senior Vice President and Chief Financial Officer	2019	231,957	—	—	—	—	—	25,177	257,134
	2018	459,659	—	634,345	309,996	223,624	—	58,956	1,686,580
	2017	449,544	—	602,653	320,003	522,940	—	79,422	1,974,562
Warren J. Machan Interim Chief Financial Officer and Chief Strategy Officer	2019	353,194	—	342,330	189,996	—	—	25,665	911,184
David E. Ball Senior Vice President, Global Supply Chain and Procurement	2019	400,000	—	162,159	90,004	—	—	392,300	1,044,463
Arjun R. Sarker Senior Vice President, International	2019	384,431	140,000(2)	162,159	90,004	—	—	60,204	696,798
	2018	399,957(1)	129,000(3)	211,897	16,127	115,374	—	246,577	1,118,933
John R. Tushar President, Global Franchises	2019	306,582	—	252,270	140,000	—	—	944,574	1,643,426
	2018	306,591	100,000(4)	450,248	139,994	127,848	—	183,173	1,307,854
John W. Wesley Senior Vice President and General Counsel	2019	402,609	—	324,318	179,997	—	—	34,008	940,932
	2018	393,750	—	368,306	179,996	164,194	—	47,354	1,153,600
	2017	393,750	—	376,627	200,003	395,482	—	51,263	1,417,125
(1)
Mr. Sarker’s base salary in 2018 was a combination of US and Singapore earnings, including a transportation allowance in Singapore of USD $27,000.

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(2)
Mr. Sarker’s bonus in 2019 consisted of  (i) a cash retention award payment of  $75,000, pursuant to his 2017 offer letter when he joined the Company, and (ii) a cash award payment of  $65,000 pursuant to his 2018 offer letter when he was promoted to the role of Senior Vice President, International. His 2018 offer letter provided for payment of a cash award in 2018 and 2019 to offset the higher cost of living in the United States in connection with his relocation from Singapore.

(3)
Mr. Sarker’s bonus in 2018 consisted of a cash award payment pursuant to his 2018 offer letter.

(4)
Mr. Tushar’s bonus consisted of a sign-on cash award payment pursuant to his 2017 offer letter to join the Company as President, Global Franchises.

Salary. The amounts in this column represent base salary earned during the year and, with respect to Messrs. Voskuil and Tushar, accrued but unused vacation that was paid out in cash to such officers when they ceased being employees of the Company.
Bonus. The amounts in this column reflect cash payments to Messrs. Sarker and Tushar in connection with assuming their respective new positions.
Stock Awards and Option Awards. The amounts in these columns reflect the grant date fair value, computed in accordance with ASC Topic 718, of restricted share unit awards and stock options, respectively, granted under the Avanos Medical, Inc. Equity Participation Plan in 2019, 2018, and 2017. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.
For awards that are subject to performance conditions, their value, based on the closing stock price as of the applicable grant date, as well as their value on that basis and assuming that the highest level of performance conditions are achieved, is set forth below:
NAME	YEAR	STOCK AWARDS AT GRANT DATE VALUE ($)	STOCK AWARDS AT HIGHEST LEVEL OF PERFORMANCE CONDITIONS ($)
Joseph F. Woody	2019	$2,124,000	$4,248,000
	2018	2,124,000	4,248,000
	2017	2,123,996	4,247,992
Steven E. Voskuil	2019	—	—
	2018	465,000	930,000
	2017	480,008	960,017
Warren J. Machan	2019	285,000	570,000
David E. Ball	2019	135,000	270,000
Arjun R. Sarker	2019	135,000	270,000
	2018	32,250	64,500
John R. Tushar	2019	210,000	420,000
	2018	210,000	420,000
John W. Wesley	2019	270,000	540,000
	2018	270,000	540,000
	2017	299,980	599,961
Non-Equity Incentive Plan Compensation. The amounts in this column are the annual cash incentive payments described above in “Compensation Discussion and Analysis.” These amounts were earned during the years indicated and were paid to the Company’s named executive officers in February or March of the following year.
Change in Pension Value and Nonqualified Deferred Compensation Earnings. Each of the Company’s named executive officers, participated in the Avanos Medical Supplemental 401(k) Plan, a non-qualified defined contribution plan. Earnings on each of these plans are not included in the Summary Compensation Table because the earnings were not above-market or preferential. See “Nonqualified Deferred Compensation” below for a discussion of this plan and each named executive officer’s earnings under the plan in 2019.
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All Other Compensation. All other compensation consists of the following:
NAME	YEAR	PERQUISITES ($)(1)	DEFINED CONTRIBUTION PLAN AMOUNTS ($)(2)	SEPARATION- RELATED PAYMENTS(3)	TAX GROSS-UP ($)(4)	TOTAL ($)
Joseph F. Woody	2019	—	99,319	—	24,949	124,268
	2018	41,189	107,342	—	8,956	157,487
	2017	194,156	20,206	—	70,400	284,761
Steven E. Voskuil	2019	—	25,177	—	—	25,177
	2018	—	58,956	—	—	58,956
	2017	8,446	69,788	—	1,189	79,422
Warren J. Machan	2019	—	25,665	—	—	25,665
David E. Ball	2019	298,047	24,342	—	69,910	392,300
Arjun R. Sarker	2019	4,404	38,388	—	17,412	60,204
	2018	127,313	12,728	—	106,537	246,577
John R. Tushar	2019	—	24,516	919,904	154	944,574
	2018	88,980	23,100	—	71,093	183,173
John W. Wesley	2019	—	34,008	—	—	34,008
	2018	—	47,354	—	—	47,354
	2017	—	51,263	—	—	51,263
(1)
Perquisites. Perquisites for Messr. Woody, Voskuil, Ball, Sarker and Tushar included reimbursement for expenses in connection with their relocation to the Atlanta area to assume their management roles. Perquisites for Mr. Woody also included payment to outside counsel for representing Mr. Woody in his individual capacity with respect to Company matters in 2018.

(2)
Defined Contribution Plan Amounts. Matching contributions were made under the Avanos Medical 401(k) Plan and Supplemental 401(k) Plan in each year for each named executive officer, except that contributions were made in 2018 for Mr. Sarker under the laws applicable to the Central Provident Fund in Singapore, a program that is a broad-based statutory retirement program available to all Singapore citizens.

(3)
Separation-Related Payments. The amount shown reflects a severance payment to Mr. Tushar under the Severance Pay Plan when his employment with the Company ended in 2019.

(4)
Tax Gross-Ups. The amounts shown for Messrs. Woody, Ball, Sarker and Tushar reflect tax reimbursement under our executive relocation program in connection with their relocation to the Atlanta area to assume their new roles, as applicable. The amounts shown for Messrs. Woody and Sarker in 2019 also reflect reimbursement for taxes attributable to non-cash income for attendance at an event awarded to top commercial performers.

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GRANTS OF PLAN-BASED AWARDS
The following table sets forth Company plan-based awards granted to the Company’s named executive officers during 2019 on a grant-by-grant basis.
Grants Of Plan-Based Awards In 2019
NAME(3)	GRANT TYPE	DATE COMMITTEE TOOK ACTION(4)	GRANT DATE(5)	ESTIMATED FUTURE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($ / SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(6)
				THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Joseph F. Woody	Performance- based RSUs	4/24/2019	5/8/2019				—	48,727	97,454				2,551,346
	Time-vested stock option	4/24/2019	5/8/2019								122,069	43.59	1,416,000
	Annual cash incentive award			—	1,071,869	2,159,462
Warren J. Machan	Performance- based RSUs	4/24/2019	5/8/2019				—	6,538	13,076				342,330
	Time-vested stock option	4/24/2019	5/8/2019								16,379	43.59	189,996
	Annual cash incentive award			—	229,576	348,663
David E. Ball	Performance- based RSUs	4/24/2019	5/8/2019				—	3,097	6,194				162,159
	Time-vested stock option	4/24/2019	5/8/2019								7,759	43.59	90,004
	Annual cash incentive award			—	200,000	400,000
Arjun R. Sarker	Performance- based RSUs	4/24/2019	5/8/2019				—	3,097	6,194				162,159
	Time-vested stock option	4/24/2019	5/8/2019								7,759	43.59	90,004
	Annual cash incentive award			—	192,216	386,325
John R. Tushar	Performance- based RSUs	4/24/2019	5/8/2019				—	4,818	9,636				252,270
	Time-vested stock option	4/24/2019	5/8/2019								12,069	43.59	140,000
	Annual cash incentive award			—	230,280	460,560
John W. Wesley	Performance- based RSUs	4/24/2019	5/8/2019				—	6,194	12,388				324,318
	Time-vested stock option	4/24/2019	5/8/2019								15,517	43.59	179,997
	Annual cash incentive award			—	241,566	486,675
(1)
Represents the potential annual performance-based incentive cash payments each named executive officer could earn in 2019. These awards were granted under the Management Achievement Award Program, which is the Company’s annual cash incentive program. Actual amounts earned in 2019 were based on the 2019 objectives established by the Compensation Committee. See “Compensation Discussion and Analysis.” At the time of the grant, the incentive payment could range from the threshold amount (i.e., zero) to the maximum amount depending on the extent to which the 2019 objectives were met. See “Target Payment Amounts And Range Of Possible Payouts For 2019 Annual Cash Incentive Program.” The actual amounts paid in 2020 based on the 2019 objectives are set forth in the Summary Compensation Table under the column entitled “Non-Equity Incentive Plan Compensation.”

(2)
Performance-based restricted share units granted to the named executive officers under the Equity Participation Plan on May 8, 2019 with respect to annual long-term incentive grants. See “Compensation Discussion and Analysis” for a discussion of our annual long-term grants, including the section “Performance Goals and Potential Payouts 2019-2021 PRSUs,” which sets out the threshold amount (i.e. zero) and the maximum amount.

(3)
Mr. Voskuil is not included in this table because his employment with the Company ended on May 7, 2019, and he was not awarded any grants in 2019.

(4)
The Committee determined performance targets for the annual cash incentive plan and for performance-based RSUs at its meeting on February 20, 2019, but the Committee did not determine each officer’s level of participation until its meeting on April 24, 2019.

(5)
The grant date for each equity award is the effective date of each grant approved by the Compensation Committee. If the date on which the Committee takes action to approve a grant occurs during a blackout period, the grant is made effective as of a

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later date when the blackout period has expired. Our blackout periods typically expire at 11:59 p.m. Eastern time on the day after we publicly release the results of the prior quarter.
(6)
The grant date fair value for each equity award is determined in accordance with ASC Topic 718. See Note 13 to our audited consolidated and combined financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2019 for the assumptions used in valuing and expensing these restricted share units and stock option awards in accordance with ASC Topic 718.

DISCUSSION OF SUMMARY COMPENSATION AND PLAN-BASED AWARDS TABLES
The Company’s executive compensation policies and practices, pursuant to which the compensation set forth in the Summary Compensation Table and the Grants of Plan-Based Awards in 2019 table was paid or awarded, are described in the “Compensation Discussion and Analysis” above.
OUTSTANDING EQUITY AWARDS
The following table provides information about outstanding Company equity awards for the named executive officers as of December 31, 2019. The 2019, 2018, 2017 and 2016 awards were part of our annual long-term incentive compensation awards. The 2015 awards were part of our annual long-term incentive compensation awards or our 2015 Grow to Greatness awards. The 2014 awards were related to our spin-off from Kimberly-Clark Corporation on October 31, 2014. All amounts shown in the table reflect outstanding equity awards granted under our Equity Participation Plan.
2020 Notice and Proxy Statement▲61

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OUTSTANDING EQUITY AWARDS AS OF DECEMBER 31, 2019
		OPTION AWARDS(1)				STOCK AWARDS(2)
NAME(3)	GRANT DATE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE	OPTION EXERCISE PRICE ($)(4)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(5)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS, OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(6)
Joseph F. Woody	5/8/2019	—	122,069	43.59	5/8/2029
	5/8/2019							48,727	1,642,100
	5/3/2018	7,669(7)	17,897(7)	52.10	5/3/2028
	5/3/2018	31,029	72,404	52.10	5/3/2028
	2/27/2018							43,436	1,463,793
	6/26/2017	89,431	59,622	39.93	6/26/2027
	6/26/2017					8,348(8)	281,328
Warren J. Machan	5/8/2019	—	16,379	43.59	5/8/2029
	5/8/2019							6,538	220,331
	5/3/2018	2,191	5,114	52.10	5/3/2028
	2/27/2018							3,067	103,358
	5/3/2017	5,387	3,592	36.74	5/3/2027
	5/5/2016	4,870	—	29.48	5/5/2026
	5/5/2015	5,609	—	45.53	5/5/2025
	3/5/2015	3,329	1,665	45.47	3/5/2025
	11/7/2014	1,600	—	37.88	11/7/2024
	11/7/2014	5,110	—	34.24	5/1/2023
	11/7/2014	6,334	—	37.50	6/19/2024
David E. Ball	5/8/2019	—	7,759	43.59	5/8/2029
	5/8/2019							3,097	104,369
	12/17/2018					4,728	159,334
Arjun R. Sarker	5/8/2019	—	7,759	43.59	5/8/2029
	5/8/2019							3,097	104,369
	5/3/2018	353	825	52.10	5/3/2028
	5/3/2018					310	10,447
	5/3/2018					2,879(9)	97,022
	5/3/2018							619	20,860
	5/3/2017	1,262	842	36.74	5/3/2027
	5/3/2017					510	17,187
John W. Wesley	5/8/2019	—	15,517	43.59	5/8/2029
	5/8/2019							6,194	208,738
	5/3/2018	3,944	9,204	52.10	5/3/2028
	2/27/2018							5,521	186,058
	5/3/2017	13,468	8,979	36.74	5/3/2027
	5/5/2016	25,974	—	29.48	5/5/2026
	5/5/2015	12,821	—	45.53	5/5/2025
	3/5/2015	7,611	3,805	45.47	3/5/2025
	11/7/2014	2,200	—	37.88	11/7/2024
(1)
Stock options generally become exercisable in three annual installments of 30 percent, 30 percent and 40 percent, beginning on the first anniversary of the grant date. Grow to Greatness awards in 2015 became exercisable in three annual installments of 33.3% each, beginning on March 5, 2018. All options become exercisable for three years upon death or total and permanent disability and for the earlier of five years or the remaining term of the options, upon retirement of the officer. In addition,

62▲2020 Notice and Proxy Statement

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options generally become exercisable upon a termination of employment following a change of control, and options granted to the named executive officers are subject to the Executive Severance Plan. See “Potential Payments on Termination or Change of Control” below. The options may be transferred by the officers to family members or certain entities in which family members have interests.
(2)
The amounts shown reflect outstanding performance-based restricted share units unless otherwise noted.

(3)
Messrs. Voskuil and Tushar are not included on this table because they had no outstanding equity awards as of December 31, 2019.

(4)
The option price per share is equal to the closing price per share of the Company’s common stock at grant date, except for 2014 replacement options which have a grant price intended to preserve the intrinsic value of the forfeited Kimberly-Clark options being replaced, and options granted immediately following the spin-off in 2014 which were priced using a weighted average closing price for the first five trading days following the effective date of the spin-off.

(5)
The values in this column are based on the closing price of our common stock on December 31,2019 of  $33.70 per share.

(6)
The values in this column are based on the closing price of our common stock on December 31,2019 of  $33.70 per share. The values assume the performance-based restricted share units will payout at target. As of December 31, 2019, the performance-based share units issued in 2018 and 2019 are on pace to payout at 0 percent.

(7)
Stock options granted to Mr. Woody, with a grant date value of  $350,000, in recognition of exceptional performance in closing the divestiture of the S&IP business in 2018.

(8)
Time-vested restricted share units granted under the Equity Participation Plan to Mr. Woody on June 26, 2017 as a signing bonus when he agreed to assume his role as CEO.

(9)
Time-vested restricted share units granted under the Equity Participation Plan to Mr. Sarker on May 3, 2018 as a signing bonus when he agreed to assume his role as Senior Vice President, International.

2020 Notice and Proxy Statement▲63

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Option Exercises and Stock Vested
The following table sets forth information concerning Company stock options exercised and stock awards vested during 2019 for the Company’s named executive officers.
OPTION EXERCISES AND STOCK VESTED IN 2019:
	OPTION AWARDS		STOCK AWARDS
NAME(1)	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)
Joseph F. Woody(3)	—	—	8,348	355,291
Steven E. Voskuil(4)(5)	135,356	1,264,753	14,344	686,934
Warren J. Machan(5)	—	—	3,407	163,161
Arjun R. Sarker(3)	—	—	2,000	89,720
John R. Tushar(3)	—	—	1,186	51,022
John W. Wesley(5)	—	—	8,965	429,334
(1)
Mr. Ball is not included on this table because he had no stock awards vest or options exercised in the year ended December 31, 2019.

(2)
The dollar amounts in this column reflect the total pre-tax value received by the Company’s named executive officers upon the vesting of performance and time-vested restricted share units (number of shares vested times the closing price of the Company’s common stock on the vesting date), including cash paid in lieu of fractional shares. It is not the grant date fair value disclosed in other locations in this proxy statement.

(3)
The stock awards for Messrs. Woody, Sarker and Tushar reflect time-based restricted share units that vested during the year.

(4)
The option awards for Mr. Voskuil reflect vested options he exercised after his employment with the Company ended on May 7, 2019. Under the terms of the options, he had up to 90 days to exercise any vested options following the end of his employment.

(5)
The stock awards for Messrs. Voskuil, Machan and Wesley reflect performance units issued in 2016 that vested in 2019 at 82% of the award’s target.

Pension Benefits
The Company does not offer a pension plan in the United States, and none of the Company’s executive officers participate in a Company pension plan.
Nonqualified Deferred Compensation
The following table sets forth information concerning the Company’s nonqualified defined contribution plan and deferred compensation plans for the Company’s named executive officers during 2019.
2019 Nonqualified Deferred Compensation
NAME	PLAN	COMPANY CONTRIBUTIONS IN 2019 ($)(1)	AGGREGATE EARNINGS IN 2019 ($)(2)	AGGREGATE BALANCE AT DECEMBER 31, 2019
Joseph F. Woody	Non-Qualified 401(k) Plan	82,519	26,071	207,268
Steven E. Voskuil	Non-Qualified 401(k) Plan	8,377	52,722	0(3)
Warren J. Machan	Non-Qualified 401(k) Plan	8,865	24,020	116,062
David E. Ball	Non-Qualified 401(k) Plan	7,542	253	7,796
Arjun R. Sarker	Non-Qualified 401(k) Plan	21,588	1,358	22,946
John R. Tushar	Non-Qualified 401(k) Plan	7,716	1,874	17,684
John W. Wesley	Non-Qualified 401(k) Plan	17,208	85,648	524,830
(1)
Contributions consist of amounts accrued by the Company under the Avanos Medical Non-Qualified 401(k) Plan. These amounts are included in the Summary Compensation Table and represent a portion of the Defined Contribution Plan Payments included in All Other Compensation.

(2)
The amounts in this column show the changes in the aggregate account balance for the Company’s named executive officers during 2019 that are not attributable to company contributions. Aggregate earnings are not included in the Summary Compensation Table because the earnings are not above-market or preferential.

64▲2020 Notice and Proxy Statement

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(3)
Mr. Voskuil’s aggregate balance at December 31, 2019 was zero because his employment with the Company ended effective May 7, 2019, and the balance in his non-qualified account was transferred to him before the end of the year.

Overview of Qualified and Non-Qualified Plans. The following is an overview of the Company’s qualified and non-qualified plans offered to our executive officers as of December 31, 2019.
	Avanos Medical 401(k) Plan	Avanos Medical Non-Qualified 401(k) Plan
Purpose	To assist employees in saving for retirement	To provide benefits to the extent necessary to fulfill the intent of the Avanos Medical 401(k) Plan without regard to the limitations imposed by the Code on qualified defined contribution plans
Eligible participants	Most employees	Salaried employees impacted by limitations imposed by the Code on the Avanos Medical 401(k) Plan
Is the plan qualified underthe Code?	Yes	No
Can employees make contributions?	Yes	No
Does the Company make contributions or match employee contributions?	The Company matches 100% of employee contributions, to a yearly maximum of 6% of eligible compensation.	The Company provides credit to the extent the Company’s contributions to the Avanos Medical 401(k) Plan are limited by the Code
When do account balances vest?	Immediately	Immediately
How are account balances invested?	Account balances are invested in certain designated investment options selected by the participant	Account balances are credited with earnings and losses as if such account balances were invested in certain designated investment options selected by the participant
When are account balances distributed?
Distributions of the participant’s vested account balance are only available after termination of employment. Loans, hardship and certain other withdrawals are allowed prior to termination of employment for certain vested amounts under the Avanos Medical 401(k) Plan
Distributions of the participant’s vested account balance are payable after termination of employment.
The Avanos Medical Non-Qualified 401(k) Plan is not funded and represents a general obligation of the Company.
Potential Payments on Termination or Change of Control
The Company’s executive officers are eligible to receive certain benefits in the event of termination of employment, including following a change of control of the Company. This section describes various termination scenarios as well as the payments and benefits payable under those scenarios.
Severance Benefits
The Company maintains two severance plans that cover its executive officers, depending on the circumstances that result in their termination. Those plans include the Executive Severance Plan, which is applicable when an executive officer is terminated following a change of control, and the Severance Pay
2020 Notice and Proxy Statement▲65

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Plan, which is applicable in the event of certain other involuntary terminations. An executive officer may not receive severance payments under more than one of the plans described below.
Executive Severance Plan. The Company’s Board of Directors determines the eligibility criteria for participation in the Executive Severance Plan. The Company has entered into an agreement under this plan with each of its named executive officers. The agreements provide that, in the event of a “Qualified Termination of Employment” (as described below), the executive officers will each receive a cash payment in an amount equal to the sum of:
•
For the CEO, two times the sum of annual base salary and the average of the annual cash incentive awards for the prior three years, or such fewer number of years for which the CEO had been employed by the Company, and for any other executive officer, one and one-half times the sum of annual base salary and the average of the annual cash incentive awards for the prior three years, or such fewer number of years for which the executive officer had been employed by the Company,

•
If the separation from service occurs after March 31 of a given year, the pro-rated annual cash incentive award for that year, assuming that performance was achieved at the target level of performance,

•
The value of any outstanding stock option awards, based on the closing price of the Company’s common stock at the date of the Qualified Termination of Employment,

•
The value of the employer match each executive officer would have received if he or she had remained employed an additional two years under the Avanos Medical 401(k) Plan and Avanos Medical Non-Qualified 401(k) Plan, and

•
For the CEO, two times the value of the amount of COBRA premiums for medical and dental coverage and for any other executive officer, one and one-half times the value of the amount of COBRA premiums for medical and dental coverage.

A “Qualified Termination of Employment” is a separation from service within two years following a change of control of the Company (as defined in the plan) either involuntarily without cause or by the participant with good reason (as defined in the plan). In addition, any involuntary separation from service without cause within one year before a change of control will also be determined to be a Qualified Termination of Employment if it is in connection with, or in anticipation of, a change of control.
The current agreements with each executive officer expire on October 31, 2020, unless extended by the Company’s Compensation Committee.
The Executive Severance Plan provides that the executive officers are not entitled to a tax gross-up if they incur an excise tax due to the application of Section 280G of the Code. Instead, payments and benefits payable to an executive officer will be reduced to the extent doing so would result in the officer retaining a larger after-tax amount, taking into account the income, excise and other taxes imposed on the payments and benefits.
The agreements with the executive officers provide that they will retain in confidence any confidential information known to them concerning the Company and the Company’s business so long as such information is not publicly disclosed.
Severance Pay Plan. The Company’s Severance Pay Plan generally provides eligible employees (including the Company’s named executive officers) severance payments and benefits in the event of certain involuntary terminations. Benefits under the Severance Pay Plan depend on the participants’ employee classification.
Under the Severance Pay Plan, if an executive officer’s employment was involuntarily terminated, he or she would receive:
•
For the CEO, two times the sum of annual base salary and the average annual incentive award for the three prior fiscal years, or such fewer number of years for which the CEO had been employed by the Company, and for any other executive officer, one and one-half times the sum of annual base salary and the average annual incentive award for the three prior fiscal years, or such fewer number of years for which the executive officer had been employed by the Company,

•
If the termination occurs after March 31 of a given year, a pro-rated annual incentive award for that year based on actual performance,

66▲2020 Notice and Proxy Statement

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•
Six months of COBRA premiums for medical coverage, and

•
Six months of outplacement services and three months of participation in Avanos Medical’s employee assistance program.

Severance pay under the Severance Pay Plan will not be paid to any participant who is terminated for cause (as defined in the plan), is terminated during a period in which the participant is not actively at work for more than 25 weeks (except to the extent otherwise required by law), voluntarily quits or retires, dies or is offered a comparable position (as defined in the plan).
A named executive officer must execute a full and final release of claims against the Company within a specified period of time following termination to receive severance benefits under the Severance Pay Plan. If the release has been timely executed, severance benefits are payable as a lump sum cash payment no later than 60 days following the participant’s termination date. Any current year annual incentive award that is payable under the Severance Pay Plan will be paid at the same time as it was payable under the Executive Officer Achievement Award Program or the Management Achievement Award Program, as applicable, but no later than 60 days following the calendar year of the separation from service.
Retirement, Death and Disability
Retirement. Retirement is defined as separation from service on or after the age of 60 with five years of service, or on or after age 55 with ten years of service. Years of service at Kimberly-Clark prior to the spin-off are considered years of service for the definition of retirement. In the event of retirement, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options (excluding the Grow-to-Greatness options granted in 2015), and the options will be exercisable until the earlier of five years or the remaining term of the options,

•
For units outstanding more than six months after the date of grant, performance-based restricted share units will be payable based on attainment of the performance goal at the end of the performance period,

•
Time-vested restricted share units will be vested pro rata, based on the number of full months of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the Management Achievement Award Program, as determined by the Company’s Compensation Committee in its discretion.

Death. In the event of death while an active employee, the following benefits are payable:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

•
Time-vested restricted share units will be vested pro rata, based on the number of full months of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the restricted period,

•
For units outstanding more than six months after the date of grant, performance-based restricted share units will be vested pro rata, based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the performance period,

•
Annual incentive award payment under the Management Achievement Award Program, as determined by the Avanos Medical Compensation Committee in its discretion, and

•
Payment of benefits under the Company’s group life insurance plan (which is available to all salaried employees in the United States) equal to two times the participant’s annual pay, up to $1 million (plus any additional coverage of three, four, five or six times the participant’s annual pay, in increments of up to $1 million each, purchased by the participant at group rates). The Company-provided and employee-purchased benefits cannot exceed $6 million.

Disability. In the event of a separation from service due to a total and permanent disability, as defined in the applicable plan, the Company’s named executive officers are entitled to receive:
•
Accelerated vesting of unvested stock options, and the options will be exercisable until the earlier of three years or the remaining term of the options,

2020 Notice and Proxy Statement▲67

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•
Time-vested restricted share units will be vested pro rata, based on the number of full months of employment during the restricted period prior to the participant’s termination of employment, payable within 70 days following the end of the performance period,

•
For units outstanding more than six months after the date of grant, performance-based restricted share units will be vested pro rata, based on attainment of the performance goal at the end of the restricted period, payable within 70 days following the end of the restricted period,

•
Annual incentive award payment under the Management Achievement Award Program, as determined by the Company’s Compensation Committee in its discretion,

•
Continuing coverage under the Company’s group life insurance plan (available to all U.S. salaried employees), with no requirement to make monthly contributions toward coverage during disability, and

•
Payment of benefits under the Company’s Long-Term Disability Plan (available to all U.S. salaried employees). Long- term disability under the plan would provide income protection of monthly base pay, ranging from a minimum monthly benefit of  $50 to a maximum monthly benefit of  $20,000. Benefits are reduced by the amount of any other Company or government-provided income benefits received (but will not be lower than the minimum monthly benefit).

Potential Payments on Termination or Change of Control Table
The following table presents the approximate value of  (1) the severance benefits for the named executive officers under the Executive Severance Plan had a Qualified Termination of Employment under that plan occurred on December 31, 2019; (2) the severance benefits for the named executive officers under the Severance Pay Plan if an involuntary termination had occurred on December 31, 2019; (3) the benefits that would have been payable on the death of the named executive officers on December 31, 2019; (4) the benefits that would have been payable on the total and permanent disability of the named executive officers on December 31, 2019; and (5) the potential payment to Mr. Wesley if he had retired on December 31, 2019. If applicable, amounts in the table were calculated using the closing price of the Company’s common stock on December 31, 2019 of  $33.70 per share. Because Mr. Voskuil and Mr. Tushar were no longer with the Company on December 31, 2019, and were therefore no longer eligible for potential payments on termination or change in control, they have been excluded from the table.
Because none of the Company’s named executive officers, other than Mr. Wesley, were eligible to retire as of December 31, 2019, potential payments assuming retirement on that date are not included for the other named executive officers. The value of benefits that already were vested as of December 31, 2019, such as vested but unexercised stock options and the balances of the executive officers’ accounts under the Company’s 401(k) Plan and Supplemental 401(k) Plan, are not included in the table.
The amounts presented in the following table are in addition to amounts each named executive officer earned or accrued prior to termination, such as previously vested benefits under Company’s qualified and non-qualified plans, previously vested options, restricted stock and restricted share units and accrued salary and vacation. For information about these previously earned and accrued amounts, see the “Summary Compensation Table,” “Outstanding Equity Awards,” “Option Exercises and Stock Vested,” and “Nonqualified Deferred Compensation.”
68▲2020 Notice and Proxy Statement

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NAME	CASH PAYMENT ($)	EQUITY WITH ACCELERATED VESTING(1) ($)	ADDITIONAL RETIREMENT BENEFITS(2) ($)	CONTINUED BENEFITS AND OTHER AMOUNTS(3) ($)	TOTAL ($)
Joseph F. Woody
Qualified Termination of Employment in connection with a Change in Control(4)	3,485,168		198,637	32,390	3,716,195
Involuntary termination absent a Change in Control(5)	3,485,168			13,499	3,498,667
Death(6)	1,000,000	2,942,114			3,942,114
Disability	—	2,942,114			2,942,114
Warren J. Machan
Qualified Termination of Employment in connection with a Change in Control(4)	698,869	20,551	51,329	33,277	804,026
Involuntary termination absent a Change in Control(5)	698,869			12,474	711,343
Death(6)	633,900	203,780			837,680
Disability	—	224,332			224,332
David E. Ball
Qualified Termination of Employment in connection with a Change in Control(4)	608,556		48,685	25,023	682,264
Involuntary termination absent a Change in Control(5)	608,556			13,743	622,299
Death(6)	926,100	73,405			999,505
Disability	—	73,405			73,405
Arjun R. Sarker
Qualified Termination of Employment in connection with a Change in Control(4)	752,549		76,777	34,265	863,591
Involuntary termination absent a Change in Control(5)	752,549			16,577	769,126
Death(6)	772,700	132,452			905,152
Disability	—	132,452			132,452
John W. Wesley
Qualified Termination of Employment in connection with a Change in Control(4)	1,085,687	109,610	68,017	25,023	1,288,337
Involuntary termination absent a Change in Control(5)	1,085,687			13,743	1,099,430
Death(6)	811,100	398,727			1,209,827
Disability	—	508,337			508,337
Retirement	—	398,727			398,727
(1)
Assumes that performance-based restricted stock units would vest at target level.

(2)
Includes the value of two additional years of employer contributions under the Avanos Medical 401(k) Plan and the Avanos Medical Supplemental 401(k) Plan, pursuant to the terms of the Executive Severance Plan.

(3)
For a Qualified Termination in connection with a Change in Control, includes an amount equal to 24 months of COBRA medical and dental coverage for Mr. Woody and 18 months of COBRA medical and dental coverage for the other named executive officers; and for an Involuntary Termination absent a Change in Control, includes six months of COBRA medical coverage, employee assistance program and outplacement services and three months of employee assistance program.

(4)
Represents amounts payable under the Avanos Medical Executive Severance Plan.

(5)
Benefits payable under the Avanos Medical Severance Pay Plan.

(6)
For death, includes the payment of benefits under the Company’s group life insurance plan (which is available to all U.S. salaried employees). For death and disability, assumes the Compensation Committee would approve payment under the Management Achievement Award Program for 2019 at the actual award level discussed in Compensation Discussion and Analysis. The cost of continued coverage under the Company’s group life insurance plans has been excluded from the table because the benefit is available to all U.S. salaried employees and does not discriminate in scope or terms or operation in favor of our named executive officers. Figures also do not include benefits payable under Avanos Medical’s Long-Term Disability Plan (which is available to all U.S. salaried employees), the value of which would be dependent on the life span of the Company’s named executive officer and the value of any Company or government-provided income benefits received.

2020 Notice and Proxy Statement▲69

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RATIO OF CEO COMPENSATION TO MEDIAN EMPLOYEE COMPENSATION
The 2019 compensation disclosure ratio of the median annual total compensation of all Company employees worldwide to the annual total compensation of the Company’s CEO is as follows:
Category	2019 Total Compensation and Ratio ($)
Annual total compensation of Mr. Woody (A)	5,023,674
Median annual total compensation of all employees worldwide (excluding Mr. Woody) (B)	5,950
Ratio of A to B	844:1
The Company identified the median employee by examining the following compensation elements for all individuals, excluding Mr. Woody: current base salary, 2019 bonus paid in 2020, grant date value of 2019 long-term grants, trailing 12 months of commissions, and overtime. The Company determined the median employee based on its workforce as of December 31, 2019, and included all full-time and part-time employees. After identifying the median employee, which is based in Mexico, the Company calculated annual total compensation for such employee using the same methodology used for named executive officers as set forth in the Summary Compensation Table. The Company’s compensation disclosure ratio may not be comparable to those disclosed by other companies based on a number of factors, including differences in employee populations, different geographic distributions of employees, and the nature of the companies’ businesses.
70▲2020 Notice and Proxy Statement

Proposal 4.
Approval of Amendments to our Certificate of Incorporation
On October 31, 2019, upon the recommendation of our Governance Committee and after careful consideration, our Board of Directors unanimously approved and declared advisable, and resolved to recommend to our stockholders that they approve, the adoption of amendments to our Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to declassify the
Board of Directors (the “Declassification Amendment”). Declassifying the Board of Directors will allow our stockholders to vote on the election of our entire Board of Directors each year, rather than on a staggered basis as with our current classified board structure. The text of the proposed Declassification Amendment is set forth in Appendix B.

Current Classified Board Structure
Under Article Six, Section 2 of our Certificate of Incorporation, the Board of Directors is currently separated into three classes of equal size. Absent the earlier resignation or removal of a director, each year the stockholders are asked to elect the directors comprising one of the classes for a three-year term. Under the current classified board structure, stockholders may only elect approximately one-third of the Board of Directors each year.

Reasons for Declassifying the Board of Directors
This proposal is being submitted as a result of the ongoing review of corporate governance matters and in recognition that in more recent years, stockholders of public companies are increasingly supportive of shifting from classified boards to the annual election of directors. While the Board of Directors continues to believe that a classified board has distinct advantages, the Governance Committee and Board also considered input received from our stockholders that a declassified board may be desirable. During our 2019 stockholder outreach program discussed earlier (see Compensation
Discussion and Analysis), we heard from several institutional investors who encouraged us to consider declassifying our Board. We also received a written request from Cove Street Capital during the year encouraging us to do the same, and had follow-up discussions with Cove Street Capital to discuss their concerns.
The Governance Committee and the Board of Directors considered a number of factors that favor continuing with a classified board structure, as well as a number of factors that favor adopting a declassified board structure, including:

Favoring Classification	Favoring Declassification
Majority of the board remains in place from year-to-year, which promotes continuity and stability, and encourages the board to plan for long-term goals	A classified board structure can be viewed as diminishing a board’s accountability to stockholders, because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote
At any one time, no less than approximately two-thirds of the elected board will have experience with the business and operations of the company it manages	Many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. Annual elections enhance that influence.

2020 Notice and Proxy Statement▲71

Proposal 4. Approval of Amendments to our Certificate of Incorporation
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Favoring Classification	Favoring Declassification
A classified board structure coupled with a “for cause” removal requirement traditionally associated with classified boards can provide effective protection against unwanted acquisition offers or attempts to gain control that don’t provide adequate consideration to stockholders	Public companies with classified boards also face increased scrutiny from proxy advisory firms

After weighing the factors above, among other things, the Board of Directors determined that moving to a declassified board structure would be in the best interests of the Company and its stockholders. For this reason, the Board of Directors approved and declared advisable the Declassification Amendment attached hereto as Appendix B.

Implementation of Declassification
If the stockholders approve the adoption of the Declassification Amendment, such amendments will become effective upon the filing of the amendment with the Secretary of State of the State of Delaware. We intend to file the Declassification Amendment to implement these amendments to our Certificate of Incorporation immediately following the 2020 Annual Meeting. Corresponding amendments to our By-Laws will be made at the same time.
To comply with Delaware law, the Declassification Amendment would not change the unexpired three-year terms of directors elected prior to the effectiveness of the Amendment (including directors elected at the 2020 Annual Meeting). Accordingly, the three-year term for directors elected in 2018, 2019, and 2020 will expire at the 2021, 2022 and 2023 Annual Meetings, respectively. The following table summarizes the implementation of the declassification of our Board pursuant to the proposed Declassification Amendment:

Annual Meeting Year	Number of Directors Elected	Length of Term (Expiration Date)
2020	Two	Three years (2023)
2021	Three	One Year (2022)
2022	Six	One Year (2023)
2023 (and thereafter)	Full Board	One Year (next annual meeting)

Accordingly, beginning with the 2023 Annual Meeting of Stockholders, the entire Board will be elected annually by stockholders if our stockholders approve the Declassification Amendment. If our stockholders do not approve this Proposal 4, our board will remain classified.

Vote Required
Approval of the adoption of the amendments to the Certificate of Incorporation to eliminate the classified Board of Directors requires the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding as of the record date.

The Board of Directors unanimously recommends a vote FOR approval of the Amendments to our Certificate of Incorporation.
72▲2020 Notice and Proxy Statement

Other Information
SECURITY OWNERSHIP INFORMATION
The following table shows the number of shares of our common stock beneficially owned as of March 20, 2020, by each director and nominee, by each named executive officer, and by all directors, nominees and executive officers as a group.

NAME	NUMBER OF SHARES(1)(2)(3)(4)(5)	PERCENT OF CLASS
David E. Ball	10,152	*
Gary D. Blackford	24,845	*
John P. Byrnes	24,873	*
Ronald W. Dollens	21,316	*
Michael C. Greiner(6)	14,702	*
William A. Hawkins, III	24,221	*
Heidi Kunz	24,850	*
Warren J. Machan	58,958	*
Patrick J. O’Leary	24,895	*
Maria Sainz	24,037	*
Arjun R. Sarker	13,839	*
Dr. Julie Shimer	24,845	*
John W. Wesley	108,940	*
Joseph F. Woody	321,357	*
All directors, nominees and executive officers as a group (14 persons)	721,830	1.51%
*
Each director, nominee, and named executive officer owns less than one percent of the outstanding shares of our common stock.

(1)
Except as otherwise noted, the directors, nominees and executive officers have sole voting and investment power with respect to the shares listed.

(2)
A portion of the shares owned by certain executive officers and directors may be held in margin accounts at brokerage firms. Under the terms of the margin account agreements, stocks and other assets held in these accounts may be pledged to secure margin obligations. As of the date of this proxy statement, none of the executive officers or directors has any outstanding margin obligations under any of these accounts.

(3)
Share amounts include unvested restricted share units granted to the following named executive officers under the Avanos Medical, Inc. Equity Participation Plan as indicated below. Amounts representing performance-based restricted share units (“PRSUs”) in the table below represent target levels for the awards. The PRSUs in the table below were granted on February 27, 2018 and May 8, 2019.

Name	Time-Vested Restricted Share Units (#)	Performance-Based Restricted Share Units (#)
Joseph F. Woody	8,348	92,163
Michael C. Greiner	14,702	—
Warren J. Machan	—	9,605
David E. Ball	4,728	3,097
Arjun R. Sarker	3,699	3,716
John W. Wesley	—	11,715
(4)
For each director who is not an officer or employee of the Company, share amounts include restricted share units granted under our Outside Directors’ Compensation Plan. These awards are restricted and may not be transferred, pledged or sold until the Outside Director retires from or otherwise terminates service on the Board.

2020 Notice and Proxy Statement▲73

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(5)
Includes the following shares which could be acquired within 60 days of the date of this proxy statement:

Name	Number of Shares
Ronald W. Dollens*	21,316
Joseph F. Woody	75,320
Warren J. Machan	10,697
David E. Ball	2,327
Arjun R. Sarker	4,032
John W. Wesley	17,578
All directors, nominees and executive officers as a group (14 persons)	131,270
*
Mr. Dollens will retire from the Board of Directors as of the 2020 Annual Meeting of Stockholders. Under the Company’s Outside Director Compensation Plan, at that time the restrictions on shares Mr. Dollens has received will lapse.

(6)
Mr. Greiner was appointed as the Company’s Chief Financial Officer as of January 1, 2020 and was awarded a sign-on bonus that included time-based restricted share units under the Equity Participation Plan with a grant date fair value of  $500,000.

The following table sets forth the information, as of December 31, 2019, regarding persons or groups known to us to be beneficial owners of more than five percent of our common stock.
Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding
Blackrock, Inc(1) 55 East 52nd Street New York, NY 10055	5,551,758	11.6%
T. Rowe Price Associates, Inc.(2) 100 E. Pratt Street Baltimore, MD 21202	4,662,089	9.7%
The Vanguard Group(3) 100 Vanguard Boulevard Malvern, PA 19355	4,540,262	9.47%
Champlain Investment Partners, LLC(4) 180 Battery Street, Suite 400 Burlington, VT 05401	3,334,297	6.96%
(1)
The address, number and percentage of shares of our common stock beneficially owned by Blackrock, Inc. (“Blackrock”) are based on Schedule 13G/A filed by Blackrock with the SEC on February 4, 2020. According to the filing, Blackrock had sole voting power with respect to 5,439,238 shares, sole dispositive power with respect to 5,551,758 shares, and did not have shared voting or dispositive power as to any shares.

(2)
The address, number and percentage of shares of our common stock beneficially owned by T. Rowe Price Associates, Inc. (“Price Associates”) are based on Schedule 13G/A filed by Price Associates with the SEC on February 14, 2020. According to the filing, Price Associates had sole voting power with respect to 1,184,341 shares, sole dispositive power with respect to 4,662,089 shares, and did not have shared voting or dispositive power as to any shares.

(3)
The address, number and percentage of shares of our common stock beneficially owned by The Vanguard Group are based on the Schedule 13G/A filed by The Vanguard Group with the SEC on February 12, 2020. According to the filing, The Vanguard Group had sole voting power with respect to 45,781 shares, sole dispositive power with respect to 4,493,297 shares, shared voting power with respect to 7,155 shares, and shared dispositive power with respect to 46,965 shares.

(4)
The address, number and percentage of shares of our common stock beneficially owned by Champlain Investment Partners, LLC are based on the Schedule 13G filed by Champlain Investment Partners, LLC with the SEC on February 13, 2020. According to the filing, Champlain Investment Partners, LLC had sole voting power with respect to 2,456,082 shares, sole dispositive power with respect to 3,334,297 shares, and did not have shared voting or dispositive power as to any shares.

74▲2020 Notice and Proxy Statement

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Exchange Act requires our directors, named executive officers, chief accounting officer, and any person beneficially owning more than 10 percent of our common stock to file reports with the SEC regarding their ownership of our stock and any changes in ownership. We maintain a compliance program to assist our directors, named executive officers and chief accounting officer in making these filings.
Based solely on a review of the Section 16 forms filed with the SEC during 2019, and certifications from our named executive officers, directors, and chief accounting officer that no other reports were required for them, we believe that our named executive officers, directors, and chief accounting officer and persons who beneficially own more than 10 percent of our common stock timely complied with their filing requirements for 2019.

TRANSACTIONS WITH RELATED PERSONS
Policies and Procedures for Review, Approval or Ratification of Related Person Transactions. The Board has adopted written procedures for reviewing any transactions between the Company and certain “related persons” that involve amounts above certain thresholds. The SEC requires that our proxy statement disclose these “related person transactions.” A related person is defined under the SEC’s rules and includes our directors, named executive officers and five percent stockholders.
The Board’s procedures provide that:
•
The Governance Committee is best suited to review, approve and ratify related person transactions involving any director, nominee for director, any five percent stockholder, or any of their immediate family members or related firms.

•
The Audit Committee is best suited to review, approve and ratify related person transactions involving named executive officers (or their immediate family members or related firms), other than any executive officer that is also a Board member.

•
Either Committee may, in its sole discretion, refer its consideration of related person transactions to the full Board.

Each director, director nominee and named executive officer is required to promptly provide written notification of any material interest that he or she (or an immediate family member) has or will have in a transaction with the Company. Based on a review of the transaction, a determination will be made as to whether the transaction constitutes a related person transaction under the SEC’s rules. As appropriate, the Governance Committee or the Audit Committee will then review the terms and substance of the transaction to determine whether to ratify or approve the related person transaction.
In determining whether the transaction is consistent with the Company’s best interest, the Governance Committee or the Audit Committee may consider any factors deemed relevant or appropriate, including:
•
Whether the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party;

•
Whether the transaction constitutes a conflict of interest under our Code of Conduct, the nature, size or degree of any conflict, and whether mitigation of the conflict is feasible;

•
The impact of the transaction on a director’s independence; and

•
Whether steps have been taken to ensure fairness to the Company.

2019 Related Person Transactions. Based on SEC rules, the Board’s procedures, and the factors listed above, there were no related party transactions in 2019.

STOCKHOLDERS SHARING THE SAME HOUSEHOLD
As permitted by SEC rules, multiple stockholders sharing the same address who hold their stock through a bank, broker, or other holder of record may receive a single copy of our annual report to stockholders and this proxy statement. Upon written or oral request, we will promptly deliver a separate copy of the annual report to stockholders and this proxy statement to any stockholder at a shared address to which a single copy of each document was delivered. Please contact Stockholder Services by mail at 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, by telephone at 470-448-5000, or by e-mail at stockholder.services@avanos.com. In addition,

2020 Notice and Proxy Statement▲75

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any stockholder who wants to receive separate copies of the proxy statement or the annual report to stockholders in the future, or who is currently receiving multiple copies and would like to receive only one copy for his or her household, should contact his or her bank, broker, or other nominee record holder.

2021 STOCKHOLDER PROPOSALS
Proposals by stockholders for inclusion in our proxy statement and form of proxy pursuant to SEC Rule 14a-8 for the Annual Meeting of Stockholders to be held in 2021 should be addressed to the Corporate Secretary, Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South, Alpharetta, GA 30004, and must be received at this address no later than November 15, 2020; provided that if the date of the 2021 Annual Meeting of Stockholders is more than 30 days before or after April 30, 2021 (the anniversary date of the 2020 Annual Meeting), the deadline will be a reasonable time before we begin to print and send our proxy materials to stockholders. Upon receipt of a proposal, we will determine whether or not to include the proposal in the proxy statement and form of proxy in accordance with applicable law. It is suggested that proposals be forwarded by certified mail, return receipt requested.

STOCKHOLDER NOMINATIONS FOR BOARD OF DIRECTORS
Under our By-Laws, a stockholder who wishes to nominate a candidate for election to the Board is required to give written notice to our Corporate Secretary at our principal executive offices. We must receive this notice at least 90 days, but not more than 120 days, before the anniversary of the prior year’s Annual Meeting of stockholders (unless the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date; or if we give less than 100 days’ notice of the annual meeting date, in which case the notice must be received within 10 days after the meeting date is announced). For a special meeting, we must receive the written nomination at least 90 days, but not more than 120 days, before the special meeting date (unless we give less than 100 days’ notice of the special meeting date, in which case the notice must be received within 10 days after the meeting date and the nominees proposed by the Board to be elected at the meeting are announced).
Our By-Laws specify information that the notice must contain about both the nominee and the nominating stockholder, including information sufficient to allow the Governance Committee to determine if the candidate meets the director nominee criteria described in this proxy statement.
The notice must contain:
•
the name and address of the nominating stockholder;

•
information about certain Company stock holdings of the nominating stockholder, including shares of stock, derivative holdings, arrangements under which the nominating stockholder has a right to vote shares, short interests, dividend rights that are separated or separable from the underlying shares, shares held through general or limited partnerships, and certain performance-related fees;
•
information about any interests of the nominating stockholder in contracts with the Company, its affiliates or principal competitors, as well as any significant equity interests, derivative holdings, or short interests in the Company’s principal competitors;

•
as to the nominee and the nominating stockholder, any information that would be required to be disclosed in connection with a proxy solicitation (and whether a proxy solicitation will be conducted);

•
information about certain related-person transactions, contact and related information regarding the nominee; and

•
information about any compensation and other understandings during the past three years, and other material relationships, between the nominating stockholder and the nominee.

The notice must be accompanied by each nominee’s written consent to being named in the proxy statement and to serving as a director if elected, and a completed and signed questionnaire, representation and agreement as required by our By- Laws.
A nomination that does not comply with the requirements set forth in our By-Laws will not be

76▲2020 Notice and Proxy Statement

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considered for presentation at the annual meeting, but will be considered by the Governance Committee for any vacancies arising on the Board between annual meetings in accordance with the process described in “Proposal 1. Election of Directors — Process and Criteria for Nominating Directors.”

ANNUAL MEETING ADVANCE NOTICE REQUIREMENTS
Our By-Laws require advance notice for any business to be brought by a stockholder before a meeting of stockholders. In general, for business to be properly brought before an annual meeting by a stockholder (other than in connection with the election of directors; see “Other Information —  Stockholder Nominations for Board of Directors”, and other than pursuant to SEC Rule 14a-8), written notice of the stockholder proposal must be received by our Corporate Secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of stockholders (unless the date of the annual meeting is more than 30 days before or more than 60 days after the anniversary date, in which case the notice must be received at least 90 days, but not more than 120 days, before the annual meeting date; or if we give less than 100 days’ notice of the annual meeting date, the notice must be received within 10 days after the meeting date is announced). For the 2021 Annual Meeting, our Corporate Secretary must receive the proposal, which must conform to the notice requirements in our By-Laws, between December 31, 2020 and January 31, 2021.
Under our By-Laws, the stockholder’s notice to the Corporate Secretary must contain certain information regarding the stockholder, including name and address, shares held, derivative positions, dividend rights that are separate or separable from the underlying shares and certain performance-related fees. Additional information concerning the advance notice requirements and a copy of our By-Laws may be obtained from the Corporate Secretary of the Company at the address provided below. A copy of our By-Laws is also available in the Investors section of our website at www.avanos.com.

ANNUAL REPORT
Copies of our Annual Report on Form 10-K may be obtained without charge by: writing to Avanos Medical, Inc., Attn: Corporate Secretary, 5405 Windward Parkway, Suite 100 South, Alpharetta,
Georgia 30004; accessing the Investors section of our website at www.avanos.com; or accessing the SEC’s EDGAR database at www.sec.gov.

2020 Notice and Proxy Statement▲77

Other Matters to Be Presented at the Annual Meeting
Our management does not know of any other matters to be presented at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

Avanos Medical, Inc. 5405 Windward Parkway, Suite 100 South Alpharetta, Georgia 30004 Telephone 470-448-5000 March 20, 2020	By Order of the Board of Directors. Ross Mansbach Vice President — Deputy General Counsel Corporate Secretary
78▲2020 Notice and Proxy Statement

Appendix A
Adjusted net sales, adjusted net income, adjusted diluted earnings per share and adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”) are financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP, and are therefore referred to as non-GAAP financial measures.

Adjusted Net Sales
Adjusted Net Sales is on a constant-currency basis and is adjusted to eliminate sales corporate sales and incremental net sales from recent acquisitions which include NeoMed, Inc. and the endoClear and ambIT brands in 2019 and CoolSystems, Inc. in 2018.

Year Ended December 31,	2019	2018
Net sales, as reported	$697.6	$652.3
Corporate sales and other	—	0.4
Acquisition-related net sales	(41.2)	(18.5)
Currency	3.0	0.2
Net Sales, as adjusted (non-GAAP)	$659.4	$634.4
Adjusted Net Income and Adjusted Diluted (Loss) Earnings Per Share
Adjusted net income and adjusted diluted (loss) earnings per share exclude the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Post Divestiture restructuring and IT transformation costs.

•
Expenses associated with the Divestiture and post Divestiture transition costs.

•
The gain on the Divestiture of the S&IP business.

•
Early-extinguishment loss associated with the retirement of our Term Loan B.

•
Expenses associated with acquisition and integration activities.

•
Expenses associated with certain legal matters.

•
The amortization of intangible assets associated with prior business acquisitions.

The reconciliation of adjusted net income and adjusted diluted earnings per share to the most directly comparable GAAP measures, which are net (loss) income and diluted (loss) earnings per share, is presented in the following table (in millions, except per share amounts):

2020 Notice and Proxy Statement▲A-1

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Year Ended December 31,	2019	2018
Net (loss) income, as reported	$(45.9)	$57.5
Diluted (loss) earnings per share, as reported	$(0.96)	$1.22
Post divestiture restructuring and IT charges	20.2	15.7
Post divestiture transition charges	56.3	9.2
Divestiture-related charges	—	12.9
Gain on Divestiture	—	(26.3)
Term Loan B retirement loss	—	4.2
Acquisition and integration-related charges	13.1	1.3
Litigation and legal	22.5	15.6
Intangibles amortization	20.0	20.0
Regulatory tax changes	—	(3.9)
Tax effects	(35.4)	(15.1)
Net income, as adjusted (non-GAAP)	$50.8	$91.1
Diluted earnings per share, as adjusted (non-GAAP)	$1.07	$1.93
Diluted weighted average shares outstanding	47.6	47.2
Adjusted EBITDA
Adjusted EBITDA excludes the following items, as applicable, for the relevant time periods indicated in the following non-GAAP reconciliation to the most directly comparable GAAP financial measures:
•
Restructuring and IT transformation costs.

•
Expenses associated with the divestiture of the S&IP business and post-Divestiture transition costs.

•
The gain on the Divestiture of the S&IP business.

•
Incremental results of operations and certain charges related to acquisitions.

•
Expenses associated with certain legal matters.

The reconciliation of adjusted EBITDA to the most directly comparable GAAP measures, which is net income, is presented in the following table (in millions):
Year Ended December 31,	2019	2018
Net income, as reported	$(45.9)	$57.5
Interest income and expense, net	8.3	18.6
Income tax provision	(18.1)	65.5
Depreciation and amortization	36.9	33.5
EBITDA, as reported	(18.8)	175.1
Restructuring and IT charges	20.2	15.7
Post-Divestiture transition charges	56.3	9.2
Divestiture-related charges	—	17.4
Gain on Divestiture	—	(89.9)
Acquisition-related	13.1	(0.6)
Litigation and legal	22.5	15.6
Adjusted EBITDA	$93.3	$142.5
A-2▲2020 Notice and Proxy Statement

Appendix B
Amendments to Certificate of Incorporation of Avanos Medical, Inc.
ARTICLE VI
BOARD OF DIRECTORS
Section 1.   Number of Directors.   Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies (the “Entire Board”).
Section 2.   ~~Classes~~ Term of Directors.   Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall, until the election of directors at the annual meeting of stockholders in 2023, be divided, with respect to the time for which they severally hold office, into three classes.~~, as nearly equal in number as is reasonably possible, with~~ Commencing with the 2021 annual meeting of stockholders, directors shall be elected annually for terms of one year, except that the term of office of the ~~first~~ class of directors ~~to~~ whose term expires at the 2022~~15~~ annual meeting of stockholders~~,~~ and the term of office of the ~~second~~ class of directors whose term~~to~~ expires at the 2023~~16~~ annual meeting of stockholders ~~and the term of office of the third class to expire at the 2017 annual meeting of stockholders, with each director~~ shall continue until the end of the scheduled term, with the members of each such class to hold office until his or her successor shall have been duly elected and qualified or the earlier of his or her death, resignation or removal. Accordingly, (i) at the 2021 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2022 annual meeting of stockholders, (ii) at the 2022 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2023 annual meeting of stockholders, and (iii) at the 2023 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2024 annual meeting of stockholders.~~At each annual meeting of stockholders, commencing with the 2015 annual meeting, directors elected to succeed those directors whose terms then expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor shall have been duly elected and qualified.~~ Commencing with the election of directors at the 2023 annual meeting of stockholders, the classification of directors shall terminate and all directors shall be elected annually, to serve until the next annual meeting of stockholders and until his or her successor shall have been duly elected and qualified or the earlier of his or her death, resignation or removal.
Section 3.   Vacancies.   Subject to applicable law and the rights of the holders of any series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and any director~~s~~ so chosen shall hold office ~~for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been appointed expires and~~ until such director’s successor shall have been duly elected and qualified (or the earlier of his or her death, resignation or removal), which if the Board of Directors at such time is divided into classes, shall be at the annual meeting of stockholders at which the term of such director’s class expires. To the extent that the authorized number of directors is increased pursuant to Section 1 of

2020 Notice and Proxy Statement▲B-1

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this Article VI at a time when the Board of Directors is divided into classes, and the Board of Directors fills any vacancy resulting therefrom pursuant to this Section 3, the Board of Directors shall have full discretion and authority to designate the specific class of directors to which each such newly elected director shall be assigned.

B-2▲2020 Notice and Proxy Statement

Avanos Medical, Inc. 5405 Windward Parkway Alpharetta, Georgia 30004 www.avanos.com